Exhibit 99.1

UNITED STATES BANKRUPTCY COURT
SOUTHERN DISTRICT OF NEW YORK

Case No. 02-12834 and 02-41729 through 02-41957*
Chapter 11

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(Name of Debtors)

Monthly Operating Report for
the period ended August 31, 2002 **

Debtors’ Address:
One North Main Street
Coudersport, PA 16915

Willkie Farr & Gallagher
(Debtors’ Attorneys)

Monthly Operating Profit: $8,462
($ in thousands)

Report Preparer:

The undersigned, having reviewed the attached report and being familiar with the Debtors’ financial affairs, verifies under the penalty of perjury, that the information contained therein is complete, accurate and truthful to the best of my knowledge.**

Date: October 9, 2002

/S/ CHRISTOPHER T. DUNSTAN
Christopher T. Dunstan
Executive Vice President, Treasurer
and Chief Financial Officer

Indicate if this is an amended statement by checking here

AMENDED STATEMENT

* Refer to Schedule VI for a listing of Debtors by Case Number

**All amounts herein are preliminary and subject to revision. The debtors reserve all rights to revise this report.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED BALANCE SHEET
(Dollars in thousands, except per share amounts)

August 31, 2002
ASSETS:
Property, plant and equipment—net	$7,281,816
Intangible assets—net	15,466,737
Cash and cash equivalents	260,096
Investments	44,080
Subscriber receivables—net	211,636
Prepaid expenses and other assets—net	533,567
Intercompany receivables	27,173,240
Related party receivables	1,853,640

Total assets	$52,824,812

LIABILITIES, CONVERTIBLE PREFERRED STOCK, COMMON STOCK AND OTHER STOCKHOLDERS’ EQUITY:
Parent and subsidiary debt	$1,021
Accounts payable	136,129
Subscriber advance payments and deposits	98,219
Accrued interest and other liabilities	287,778
Intercompany payables	132,473
Related party payables	13,386
Deferred income taxes	2,004,599

2,673,605

Liabilities subject to compromise:
Parent and subsidiary debt	13,511,738
Parent and subsidiary debt under co-borrowing credit facilities	2,846,156

16,357,894
Accounts payable	1,040,863
Accrued interest and other liabilities	397,144
Intercompany payables	27,019,267
Related party payables	1,363,433

Total liabilities subject to compromise	46,178,601

Total liabilities	48,852,206

Minority interests	563,136

Series A cumulative redeemable exchangeable preferred stock	148,823

Convertible preferred stock, common stock and other stockholders’ equity:
Convertible preferred stock	397
Common stock, $.01 par value, 1,500,000,000 shares authorized, 254,842,461shares issued and outstanding	2,548
Additional paid-in capital	9,460,317
Accumulated other comprehensive loss	(8,499)
Accumulated deficit	(3,198,559)
Treasury stock, at cost	(149,401)

6,106,803

Reduction in stockholders’ equity from amounts under co-borrowing credit facilities	(2,846,156)

Total convertible preferred stock, common stock and other stockholders’ equity	3,260,647

Total liabilities and stockholders’ equity	$52,824,812

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF OPERATIONS
(Dollars in thousands, except per share amounts)

	For the Month Ended August 31, 2002	For the Two Months Ended August 31, 2002
Revenues	$272,358	$542,273
Cost and expenses:
Direct operating and programming	111,029	219,660
Selling, general and administrative	62,084	113,318
Depreciation and amortization	69,592	141,716
Estimated provision for accounting changes	8,500	17,000

Earnings before reorganization expenses and other professional fees due to bankruptcy	21,153	50,579
Reorganization expenses and other professional fees	12,691	20,428

Operating income	8,462	30,151

Other (expense) income:
Interest expense	(36,861)	(71,392)
Minority interest in losses of subsidiaries	(426)	(1,218)
Other-than-temporary impairment of investment and other assets	—	(57,167)
Loss on sale of assets	—	(1,176)
Other	188	91

Total	(37,099)	(130,862)

Net loss applicable to common stockholders	$(28,637)	$(100,711)

Net loss per share—basic and diluted	$(0.11)	$(0.40)

Weighted average shares outstanding—basic and diluted	249,667	249,667

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS
(Dollars in thousands)

	For the Month Ended August 31, 2002	For the Two Months Ended August 31, 2002
Cash flows from operating activities:
Net loss	$(28,637)	$(100,711)
Adjustments to reconcile net loss to net cash provided by operating activities:
Depreciation and amortization	69,592	141,716
Other-than-temporary impairment of investments and other assets	—	57,167
Minority interest in losses of subsidiaries	426	1,218
Loss on sale of assets	—	1,176
Reorganization expenses and other professional fees	12,691	20,428
Change in operating assets and liabilities—
Subscriber receivables	12,504	(997)
Prepaid expenses and other assets, net	(24,809)	(20,416)
Accounts payable	41,745	129,663
Subscriber advance payments and deposits	(5,578)	20,347
Accrued interest and other liabilities	14,790	21,904
Intercompany receivables and payables, net	(1,473)	(3,343)

Net cash provided by operating activities before reorganization expenses and other professional fees	91,251	268,152
Reorganization expenses paid during the period	(1,934)	(2,088)

Net cash provided by operating activities	89,317	266,064

Cash flows from investing activities:
Acquisitions	(34)	(92)
Expenditures for property, plant and equipment	(45,838)	(88,555)
Investments in other joint ventures	(13)	(13)
Related party receivables and payables, net	5,501	(10,535)

Net cash used for investing activities	(40,384)	(99,195)

Cash flows from financing activities:
Payment of debt	(3,126)	(3,804)
Payment of debtor in possession bank financing costs	(30,667)	(46,736)

Net cash used for financing activities	(33,793)	(50,540)

Increase in cash and cash equivalents	15,140	116,329
Cash and cash equivalents, beginning of period	244,956	143,767

Cash and cash equivalents, end of period	$260,096	$260,096

The accompanying notes are an integral part of these unaudited consolidated financial statements.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

1.	Organization, Business and Proceedings under Chapter 11

Adelphia Communications Corporation and subsidiaries (“Adelphia” or the “Company”) owns, operates and manages cable television systems and other related telecommunications businesses. Adelphia’s operations consist primarily of selling video programming which is distributed to subscribers for a monthly fee through a network of fiber optic and coaxial cables. These services are offered in the respective franchise areas under the name Adelphia. Cable systems owned by Adelphia (the “Company Systems”) are located in 29 states and Puerto Rico, and are organized primarily into six strategic clusters: Los Angeles, PONY (Western Pennsylvania, Ohio and Western New York), New England, Florida, Virginia and Colorado Springs. The Company’s Systems are located primarily in suburban areas of large and medium-sized cities within the 50 largest television markets.

Solely for the purposes of the accompanying unaudited consolidated financial statements, the accounts of Adelphia, its majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by Adelphia are included with the exception of those subsidiaries/entities who did not file voluntary petitions under Chapter 11 (“Chapter 11”) of the U.S. Bankruptcy Code. The accompanying unaudited consolidated financial statements do not include any entities owned and/or controlled by the John J. Rigas family (the “Rigas family”). The Non-filing entities as of August 31, 2002 are Palm Beach Group Cable, Inc. and Palm Beach Group Cable Joint Venture, Century-ML Cable Venture (see Note 18) and Century-ML Cable Corporation, Praxis Capital Ventures, L.P., St. Mary’s Television, Inc., STV Communications and Main Security Surveillance, Inc. (“Non-filing entities”). Operating income below excludes the estimated provision for accounting changes and reorganization expenses and other professional fees from the unaudited consolidated statement of operations.

Materiality Impact of Non-filing entities
as of and for the Month Ending
August 31, 2002
	Unaudited Consolidated Financial Statements	Non-filing entities	Percent of Non-filing entities Unaudited Consolidated Financial Statements
Balance Sheet:
Total Assets	$52,824,812	$108,974	0.21%
Total Liabilities	48,852,206	91,010	0.19%
Convertible preferred stock, common stock and other stockholders’ equity	3,260,647	17,964	0.55%

Total Liabilities & Equity	$52,824,812	$108,974	0.21%

Statement of Operations:
Revenues	$272,358	$8,486	3.12%
Operating Income	$29,653	$1,788	6.03%

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

Adelphia Business Solutions, Inc. and subsidiaries (“Adelphia Business Solutions” or “ABIZ”) was a consolidated subsidiary of Adelphia as of December 31, 2001. ABIZ owns, operates and manages entities which provide competitive local exchange carrier (“CLEC”) telecommunications services under the name Adelphia Business Solutions. On January 11, 2002, the Company distributed in the form of a dividend, all of the shares of common stock of Adelphia Business Solutions owned by Adelphia to holders of the Adelphia’s Class A and Class B common stock (the “Spin-off”). As a result of the Spin-off, the Rigas family holds a majority of the total voting power of Adelphia Business Solutions common stock. The distribution of Adelphia Business Solutions common stock was recorded on the date of the Spin-off. Accordingly, the accompanying unaudited consolidated financial statements do not include the accounts of ABIZ as of August 31, 2002 and for the period from July 1, 2002 through August 31, 2002.

Bankruptcy Proceedings

On June 25, 2002, Adelphia and all of its wholly-owned subsidiaries (including Century Communications Corporation which filed on June 10, 2002) except for the Non-filing entities (all filing entities herein known as the “Debtors”) filed voluntary petitions to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York (the “Bankruptcy Court”). The Debtors are operating their business as debtors-in-possession. On July 11, 2002, the Office of the United States Trustee for the Southern District of New York (the “U.S. Trustee”) appointed a statutory committee of unsecured creditors (the “Creditors’ Committee”). In addition, on July 31, 2002 the U.S. Trustee appointed a statutory committee of equity holders (the “Equity Committee” and collectively with the Creditors’ Committee, the “Committees”). The Committees have the right, among other things, to review and object to certain business transactions and may participate in the formulation of the Company’s long-term business plan and plan of reorganization.

Basis of Presentation

Until a plan of reorganization is confirmed by the Bankruptcy Court, the unaudited consolidated financial statements of the Company have been prepared in accordance with the American Institute of Certified Public Accountants’ (“AICPA”) Statement of Position 90-7 “Financial Reporting by Entities in Reorganization Under the Bankruptcy Code” (“SOP 90-7”) and generally accepted accounting principles in the United States of America (“GAAP”), unless otherwise noted. The accompanying unaudited consolidated financial statements of Adelphia have been prepared on a going concern basis, which assumes the realization of assets and the payment of liabilities in the ordinary course of business, and do not reflect any adjustments that might result if the Company is unable to continue as a going concern.

SOP 90-7 requires (i) that pre-petition liabilities that are subject to compromise be segregated in the Company’s consolidated balance sheet as liabilities subject to compromise and (ii) that revenues, expenses, realized gains and losses, and provisions for losses resulting from the reorganization and restructuring of the Company be reported separately as reorganization expenses in the consolidated statement of operations. As a result of the reorganization proceedings under Chapter 11, the Company may take, or may be required to take, actions which may cause assets to be realized, or liabilities to be liquidated, for amounts other than those reflected in the unaudited consolidated financial statements.

As a result of the Company’s recurring losses, the Chapter 11 filing and circumstances relating to these events, including the Company’s debt structure and current economic conditions, realization of assets and liquidation of liabilities are subject to significant uncertainty. In order to provide liquidity through June 2004, the Company entered into an amended and restated Credit and Guaranty Agreement dated as of August 26, 2002, with a group of lenders led by J.P. Morgan Chase Bank and Citicorp USA, Inc as Co-Lead Arrangers, for a Debtor-in-Possession Credit Facility (the “DIP Facility”). See Note 2 to these unaudited consolidated financial statements for further discussion. The Company believes that cash flows from operations, along with the financing provided through the DIP Facility, should allow the Company to continue as a going concern. However, there can be no assurance of this. The Company’s ability to continue as a going concern is dependent upon its ability to maintain compliance with covenants under the DIP Facility and the ability to generate sufficient cash from operations and financing sources to meet its obligations as they become due. In the event a Chapter 11 plan of reorganization is confirmed by the

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

Bankruptcy Court and becomes effective, continuation of the Company’s business thereafter will be dependent on the Company’s ability to achieve positive operating results and maintain satisfactory capital and liquidity. Until a plan of reorganization is confirmed by the Bankruptcy Court and becomes effective, there can be no assurance that the Company will emerge from these bankruptcy proceedings. The effect on the Company’s business from the terms and conditions of such a plan of reorganization cannot be determined at this time and, therefore, raises substantial doubt regarding the Company’s ability to continue as a going concern.

The accompanying unaudited consolidated financial statements have been derived from the books and records of the Debtors. However, certain financial information has not been subject to procedures that would typically be applied to financial information presented in accordance with GAAP, and upon the application of such procedures (such as tests for asset impairment), the Debtors believe that the financial information will be subject to changes, and these changes could be material. The Company’s intangible assets are comprised primarily of purchased franchises and goodwill that resulted from the allocation of the purchase price of previously acquired cable systems. In accordance with SFAS No. 142, “Goodwill and Other Intangible Assets”, the Company has discontinued amortizing its purchased franchises and goodwill as of January 1, 2002. SFAS No. 142 requires testing of impairment annually for goodwill and indefinite-lived intangible assets, or more frequently as warranted by events or changes in circumstances. At this time, the Company has not completed an impairment test of its purchased franchises and goodwill. Any such adjustment, as a result of an analysis performed in accordance with SFAS No. 142, may have a material impact on the Company’s financial statements. Additionally, the Company has not completed its adoption of SFAS No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets”, which addresses the financial accounting and reporting for the impairment of long-lived assets and long-lived assets to be disposed of. Once the Company has completed its adoption of SFAS No. 144, an adjustment to the financial statements may be required and this adjustment may be material to the financial statements. Furthermore, the Debtors disclosed in its Form 8-K, dated June 10, 2002, that it believes that certain financial information reported by prior management was unreliable. As such, the books and records of the Debtors from which the accompanying unaudited consolidated financial statements is derived may not accurately reflect the financial condition, results of operation and cash flows of the Debtors.

The Debtors are reviewing the books and records and other information on an on-going basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Debtors reserve the right to file, at any time, such supplements or amendments to these accompanying unaudited consolidated financial statements. These accompanying unaudited consolidated financial statements should not be considered an admission regarding any of the Debtors’ income, expenditures or general financial condition, but rather, a current compilation of the Debtors’ books and records. The Debtors do not make, and specifically disclaim, any representation or warranty as to the completeness or accuracy of the information set forth herein. All parties are encouraged to inform the Debtors or their counsel should they believe any part of these accompanying unaudited consolidated financial statements to be inaccurate, incomplete or in need of supplementation in any way.

Certain footnote disclosures normally included in unaudited consolidated financial statements prepared in accordance with GAAP have been condensed or omitted. In the opinion of management, all disclosures considered necessary for an informative presentation have been included herein. For further information, refer to the consolidated financial statements and footnotes thereto included in the Company’s Annual Report on Form 10-K as of and for the year ended December 31, 2000. As further discussed in Dismissal of Former Independent Public Accountants below, PricewaterhouseCoopers, LLP (“PwC”), the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000.

The operating results for the periods presented herein may not be indicative of the operating results for the full year or any future interim period.

All significant intercompany accounts have been presented gross for purposes of these unaudited consolidated financial statements and accordingly, have not been eliminated in consolidation. GAAP

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

would require that these intercompany balances be eliminated in the consolidation. See Note 8 to these unaudited consolidated financial statements for further discussion.

Dismissal of Former Independent Public Accountants

As disclosed in its Form 8-K filed on June 14, 2002 as amended, the Company, on June 9, 2002, dismissed Deloitte & Touche LLP (“Deloitte”), its former independent public accountants.

As a result of actions taken by the former management of the Company, the Company has not yet completed its financial statements as of and for the year ended December 31, 2001 or received its independent auditor’s report thereon or filed with the Securities and Exchange Commission (“SEC”) its Form 10-K as of and for the year ended December 31, 2001. Furthermore, the Company has not filed its Quarterly Report on Form 10-Q for the quarters ended March 31, 2002 and June 30, 2002. As of the date Deloitte was dismissed as the Company’s independent public accountants, Deloitte had not completed its audit nor had issued its independent auditors’ report with respect to the Company’s financial statements as of and for the year ended December 31, 2001. As disclosed in its Form 8-K filed on June 21, 2002, the Company announced that it had been advised by Deloitte, that based on current management’s decision to restate the financial statements as disclosed in the Form 8-K filed by the Company on June 10, 2002, Deloitte has withdrawn certifications of financial statements of the Company and its subsidiaries that Deloitte had issued since March 2001. The Company expects to restate its financial statements for years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. Current management took control of the Company in May 2002 and, on June 13, 2002, retained PwC as independent accountants. The Company’s Board of Directors and the Audit Committee of the Board of Directors approved the decision to change independent accountants. At this time, PwC has not completed the audits and, therefore, it is not known whether the completion of the Company’s audits or subsequent quarterly reviews by PwC will result in adjustments that may have a significant impact on the financial statements and related information as presented herein.

2.	Debt and Other Obligations

Due to the commencement of the Chapter 11 filings and the Company’s failure to comply with certain financial covenants, the Company is in default on substantially all of its pre-petition debt obligations. Except as otherwise may be determined by the Bankruptcy Court, the stay protection afforded by the Chapter 11 filings prevents any action from being taken with regard to any of the defaults under the pre-petition debt obligations. All of the pre-petition obligations are classified as liabilities subject to compromise as of August 31, 2002. See Note 4 to these unaudited consolidated financial statements for additional information.

DIP Facility

In connection with the Chapter 11 filings, the Company entered into a $1,500,000 DIP Facility led by JP Morgan Chase Bank and CitiCorp USA, Inc as Co-Lead Arrangers. The DIP Facility was approved by the Bankruptcy Court on August 23, 2002. The DIP Facility, which expires on the earlier of June 24, 2004 or upon the occurrence of certain other events, including the effective date of a reorganization plan of any Loan Party that is confirmed pursuant to an order of the Bankruptcy Court (“Termination Event”). The debtor-in-possession commitment that Adelphia received can be used for general corporate purposes and investments, as defined in the agreement. As of August 31, 2002, the Company has $500,000 of availability under the DIP Facility. The remaining $1,000,000 of availability is subject to satisfaction by the Company of certain conditions. The DIP facility is secured with a first priority lien on all its unencumbered assets, a priming first priority lien on all its assets securing its pre-petition bank debt, and a junior lien on all other assets subject to valid pre-existing liens. The DIP Facility is comprised of a $1,300,000 revolving credit facility (“Tranche A Loans”) and a $200,000 term loan (“Tranche B Loan”). Tranche A Loans under the DIP Facility bear interest at the Alternative Base Rate (greatest of the Prime Rate, the base CD Rate plus 1% or the Federal Funds Effective Rate plus .5%) plus 2.5% or LIBOR plus 3.5%. The Tranche B Loan is due upon a Termination Event and bears interest at LIBOR plus 3.25%. The terms of the DIP Facility contain certain restrictive covenants which include limitations on the incurrence of additional guarantees, liens and indebtedness, limitations on the sale of assets, and the funding of capital

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

expenditures. The DIP Facility will also require that the Company meet certain covenants, which are to be determined. As of August 31, 2002, no amounts have been drawn against the DIP Facility, and the Company believes it was materially in compliance with all material requirements reflected in the DIP Facility.

On September 3, 2002, the Company closed on the DIP Facility and, as part of the closing, the Company received proceeds from the Tranche B Loan in the amount of $200,000. Such proceeds are being maintained in a credit-linked investment account at JP Morgan Chase Bank. The Company pays interest on the proceeds outstanding, net of interest income, as defined. The proceeds from the Tranche B Loan reduce the availability under the DIP Facility to $300,000.

Co-Borrowing Credit Facilities

As disclosed in the Company’s Form 8-K filed on May 24, 2002, various subsidiaries of the Company have entered into co-borrowing credit facilities with certain entities owned by the Rigas family. Historically, the Company’s financial statements reported borrowings attributable only to the Company under such co-borrowing credit facilities and provided footnote disclosure as to the total amount of borrowings permitted under such facilities without disclosing the amount of borrowings attributable to entities owned by the Rigas family. Therefore, the entire co-borrowing credit facilities were not reflected as indebtedness on the Company’s historical financial statements.

As discussed in Note 1, at this time, PwC has not completed its audits of the Company’s financial statements as of and for the year ended December 31, 2001 and the Company expects to restate its financial statements as of and for the years ended December 31, 1999 and 2000 and its interim financial statements for 2001 and possibly other periods. As disclosed in Form 8-K’s filed on May 24 and June 10, 2002, after initial discussions with the SEC in early May 2002, the Company announced that it had tentatively concluded that it would increase the Company’s indebtedness by $2,846,156 to reflect the full amount of borrowings by entities owned by the Rigas family for which subsidiaries of the Company are jointly and severally liable. Accordingly, the accompanying unaudited consolidated financial statements reflect an increase of $2,846,156 of such indebtedness of parent and subsidiary debt in liabilities subject to compromise with a corresponding reduction in stockholders’ equity. As consultations are continuing with the SEC and PwC, the accounting treatment for the increase in parent and subsidiary debt and the reduction in the stockholder’s equity included in the Company’s unaudited financial statements has yet to be finalized. The final accounting treatment may result in materially different treatment then as the treatment presented herein.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

Parent and Subsidiary Debt

The following information is an update as of August 31, 2002 of certain disclosures included in Note 4 to Adelphia’s consolidated financial statements contained in the Annual Report on Form 10-K as of and for the year ended December 31, 2000.

Parent Debt:	August 31, 2002
9 1/4% Senior Notes due 2002	$325,000
8 1/8% Senior Notes due 2003	149,817
10 1/2% Senior Notes due 2004	150,000
7 1/2% Senior Notes due 2004	100,000
10 1/4% Senior Notes due 2006	487,698
9 7/8% Senior Notes due 2007	348,417
8 3/8% Senior Notes due 2008	299,438
7 3/4% Senior Notes due 2009	300,000
7 7/8% Senior Notes due 2009	350,000
9 3/8% Senior Notes due 2009	497,048
10 7/8% Senior Notes due 2010	745,316
10 1/4% Senior Notes due 2011	1,000,000
6% Convertible Subordinated Notes due 2006	1,024,924
3 1/4% Convertible Subordinated Notes due 2021	978,253
9 7/8% Senior Debentures due 2005	129,286
9 1/2% Pay-In-Kind Notes due 2004	31,847

Total parent debt	$6,917,044

Subsidiary Debt:

Notes to banks and institutions	$3,970,531
10 5/8% Senior Notes of Olympus due 2006	202,243
11% Senior Subordinated Notes of FrontierVision Due 2006	207,953
11 7/8% Senior Discount Notes Series A of FrontierVision due 2007	244,639
11 7/8% Senior Discount Notes Series B of FrontierVision due 2007	89,953
Zero Coupon Senior Discount Notes of Arahova due 2003	412,601
9 1/2% Senior Notes of Arahova due 2005	250,590
8 7/8% Senior Notes of Arahova due 2007	245,371
8 3/4% Senior Notes of Arahova due 2007	219,168
8 3/8% Senior Notes of Arahova due 2007	96,046
8 3/8% Senior Notes of Arahova due 2017	94,924
Senior Discount Notes of Arahova due 2008	348,086
Other subsidiary debt and capital leases	213,610

Total subsidiary debt	$6,595,715

Total parent and subsidiary debt, exclusive of co-borrowing facilities	$13,512,759

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

Total parent and subsidiary debt, exclusive of co-borrowing facilities, of $13,512,759 is comprised of liabilities subject to compromise of $13,511,738 and capital leases of $1,021 entered into post petition.

Weighted average interest rate payable by subsidiaries	_____
under credit agreements with banks and institutions	5.62%

Interest Expense

Interest expense on notes to banks and institutions and capital leases totaling $36,861 and $71,392 has been reported in the unaudited consolidated statement of operations for the one and two month period ended August 31, 2002, respectively, of which $14,601 and $29,660 is for co-borrowing credit facilities attributable to the Rigas family owned entities, respectively. In accordance with SOP 90-7, interest expense is only reported to the extent that it will be paid during Chapter 11 proceedings or will be allowed on a secured or unsecured claim. Had the Company not filed voluntary petitions under Chapter 11, the amount of the interest expense that would have been reported in the unaudited statement of operations, for the one and two month period ended August 31, 2002 would have been $98,483 and $199,013, respectively.

3.	Estimated Provision for Accounting Changes

As discussed in Note 1, PwC, the Company’s independent accountants, have not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. However, based on information known at this time, current management has recorded an estimated provision related to expected adjustments in 2002 in the amount of $8,500 and $17,000 for the one and two month period ended August 31, 2002, respectively. For the eight months ended August 31, 2002, the Company has recorded $68,000 related to expected adjustments.

As disclosed in the Company’s Form 8-K filed on June 10, 2002, current management has determined that it will make certain adjustments to its results of operations and restate its financial statements as of and for the years ended December 31, 2000 and 2001. Based on information known at this time, current management expects to record estimated adjustments totaling approximately $160,000 and $210,000 in 2000 and 2001, respectively. Such estimates correct items in operating results previously announced by former management and reflects more conservative accounting policies that the Company intends to follow in the future. Such adjustments include, but are not limited to, capitalization of labor expenses, the expensing of certain programming costs, improperly reducing the Company’s operating expenses for “marketing support” payments and the impairment of financial instruments.

As additional information becomes available, the Company will make any necessary adjustments to current and prior periods. Any such adjustments may be material to the accompanying unaudited financial statements.

4.	Liabilities Subject to Compromise

As discussed in Note 1 to the accompanying unaudited consolidated financial statements, the Company has been operating as debtors-in-possession under Chapter 11 since June 25, 2002. The Company is authorized to operate its business in the ordinary course.

As a result of the Chapter 11 filing, all actions to collect the payment of pre-petition indebtedness are subject to compromise or other treatment under a plan of reorganization. Generally, actions to enforce or otherwise effect payment of pre-Chapter 11 liabilities are stayed. Although pre-petition claims are generally stayed, as part of the first day orders and subsequent motions granted by the Bankruptcy Court, the Bankruptcy Court approved Adelphia’s motions to pay certain pre-petition obligations including, but not limited to employee wages, salaries, commissions, incentive compensation and other related benefits. The Company has been paying and intends to continue to pay undisputed post-petition claims in the ordinary course of business. In addition, the Company may reject pre-petition executory contracts and

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

unexpired leases with respect to the Company’s operations, with the approval of the Bankruptcy Court. Any damages resulting from rejection of executory contracts and unexpired leases are treated as general unsecured claims and will be classified as liabilities subject to compromise. Adelphia will notify all known claimants subject to the bar date of their need to file a proof of claim with the Bankruptcy Court. A bar date is the date by which claims against the Company must be filed if the claimants wish to receive any distribution in the Chapter 11 case. No bar date has yet been set by the Bankruptcy Court. Differences between liability amounts estimated by the Company and claims filed by creditors will be investigated and the Bankruptcy Court will make a final determination of the allowable claim. The determination of how liabilities will ultimately be settled and treated cannot be made until the Bankruptcy Court approves a Chapter 11 plan of reorganization as discussed in Note 1. Accordingly, the ultimate amount of such liabilities is presently not determinable.

Valuation methods used in Chapter 11 reorganization cases vary depending on the purpose for which they are prepared and used and are rarely based on GAAP, the basis of which the accompanying financial statements are prepared. Accordingly, the values set forth in the accompanying unaudited consolidated financial statements are not likely to be indicative of the values presented to or used by the Bankruptcy Court.

As of August 31, 2002, the Company has liabilities subject to compromise of $46,178,601. Such amounts may be subject to future adjustments depending on Bankruptcy Court actions, further developments with respect to disputed claims, determinations of the secured status of certain claims, the values of any collateral securing such claims, or other events.

5.	Reorganization Expenses and Other Professional Fees

The Company has incurred reorganization expenses and professional fees related to the Chapter 11 filling and re-audit of $12,691 and $20,428 for the one and two month period ended August 31, 2002, respectively, which have been included in the unaudited consolidated statement of operations as reorganization expenses and other professional fees. These reorganization expenses and professional fees are comprised primarily of bankruptcy counsel fees, expenses related to the special committee investigations and forensic audits, expenses associated with the re-audit for the years ended December 31, 1999, 2000 and 2001, temporary management, stakeholder accounting, advisory and legal fees and other related reorganization and other professional fee expenses.

6.	Accounts Payable and Accrued Expenses

To the best of the Company’s knowledge, all undisputed post-petition trade payables are current and all premiums for insurance policies, including all required workers’ compensation and disability insurance policies, are fully paid as of August 31, 2002.

7.	Preferred Stock Dividends

In accordance with the accounting direction provided in SOP 90-7, the Company has discontinued accruing for its preferred stock dividends as of the filing date. Had the Company not filed voluntary petitions under Chapter 11, preferred stock dividends would have been $5,749 and $11,498 for the one and two month period ended August 31, 2002, respectively.

8.	Intercompany Receivables and Payables

The accompanying unaudited consolidated financial statements include intercompany receivables and payables related to all of Adelphia’s majority-owned subsidiaries and subsidiaries that are 50% owned and controlled by the Company, including Non-filing entities. The intercompany receivables and payables are presented at the gross amount with the total receivables balance in assets and the total intercompany payables in the liabilities section. Intercompany payables have been segregated between pre and post bankruptcy petition and none of the intercompany balances have been collateralized. As discussed in Note 1, the intercompany balances do not net to zero due to the Non-filing entities being included in these balances.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

9.	Related Party Receivables and Payables

Related party receivables and payables represent advances to and payables from certain related parties, including ABIZ and entities owned and/or controlled by the Rigas family. Related party receivables and payables are presented at the gross amount with the total receivable balance in assets and the payables in the liabilities section. Related party payables have been segregated between pre and post bankruptcy petition and none of the related party balances have been collateralized.

10.	Cash and Cash Equivalents

The Company considers all highly liquid investments with a maturity date of three months or less to be cash equivalents. Cash and cash equivalents as of August 31, 2002 include restricted cash of $35,193 related to funds voluntarily maintained in a separate cash account for franchise fees and $4,434 related to working capital transactions for certain acquisitions of Verizon cable systems.

11.	Subscriber Receivables

Subscriber receivables are comprised of monthly amounts due from the Company’s subscribers and are reported net of allowance for doubtful accounts of $11,437.

12.	Prepaid Expenses and Other Assets—Net

Included in prepaid expenses and other assets—net are net unamortized deferred loan fees of $154,976. Such loan fees relate to pre-petition debt obligations, which have been classified as liabilities subject to compromise. See Note 4 to these unaudited consolidated financial statements for further discussion. SOP 90-7 requires that in cases where the underlying debt becomes an allowed claim and the allowed claim differs from the net carrying amount of the debt, the amount of the debt will be adjusted for any unamortized deferred loan fees to equal the value of the allowed claim. Any gain or loss from such adjustments to the underlying debt as compared to the allowed claim will be recorded as reorganization expense.

13.	Other-than-Temporary Impairment of Investments, Long-Lived Assets and Certain Other Assets

As discussed in Note 1, PwC has not completed its audit as of and for the year ended December 31, 2001 or its re-audit as of and for the years ended December 31, 1999 and 2000. Additionally, as discussed in Note 1, the Company’s current management is reviewing the books and records and other information on an ongoing basis to determine whether the accompanying unaudited consolidated financial statements should be supplemented or otherwise amended. The Company is in the process of performing an evaluation of impairment related to several investments, long-lived assets and certain other assets. This evaluation includes a review of the original accounting treatment when the transaction originated and a review of the accounting recorded subsequent to the date of origination, including periodic evaluations for impairment. The results of the evaluations of asset impairment could result in adjustments to the 2002 unaudited consolidated financial statements and prior financial statements as of and for the years ended December 31, 1999, 2000 and 2001 and these adjustments could be material.

Below is a listing of investments in which the Company has recorded an asset impairment charge during the one and two month period ended August 31, 2002.

Praxis Capital Ventures, L.P.

As disclosed in the Company’s Form 8-K filed on May 24, 2002 the Company had certain transactions with Praxis Capital Partners, LLC, a Delaware limited liability company (“Praxis Capital”), and Praxis Capital Management, LLC, a Delaware limited liability company, through Praxis Capital Ventures, L.P., a Delaware limited partnership (“PCVLP”), in which ACC Operations, Inc. (a wholly-owned Company subsidiary) is a 99.5% Limited Partner. PCVLP was formed in June 2001 to focus on making private equity investments, which investments had net book value of approximately $2,300 on June 30, 2002. In July 2002, the Company decided to divest itself of the investments made and, therefore,

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

recorded an asset impairment charge of $2,300 against the investment’s cost basis. Peter L. Venetis, the son-in-law of John J. Rigas, is the managing director of Praxis Capital Management LLC.

Devon Mobile Communications, L.P.

The Company is a 49.9% Limited Partner in Devon Mobile Communications, L.P., (“Devon Mobile”), a Delaware limited partnership which, through its subsidiaries holds licenses to operate regional wireless telephone businesses in several states. Devon Mobile had certain business and contractual relationships with the Company, and also with subsidiaries of the Company which in January 2002 were spun-off as ABIZ. In July 2002, ABIZ elected to terminate certain services material to Devon Mobile’s operations and the Company notified Devon L.P., Inc., the General Partner, that it would terminate certain discretionary operational funding to Devon Mobile. Devon Mobile filed voluntary petitions to reorganize under Chapter 11 with the U.S. Bankruptcy Court on August 19, 2002. In July 2002, the Company recorded an asset impairment charge against the remaining investment in and receivables from Devon Mobile of $1,221 and $53,646, respectively.

Below is a listing of certain asset impairments and similar issues currently being evaluated by management. The evaluations have not yet been completed and may impact the financial statements for 2002 and prior years. The listing below should not be considered a complete listing of all asset impairments or other issues that are under evaluation by current management, and management reserves the right to amend, update or supplement the listing below.

Property, Plant and Equipment, Net and Intangible Assets

Management is continuing to evaluate property, plant and equipment and intangible assets, including ownership of assets, prior capitalization policies, estimated useful lives, amounts allocated to specific assets in connection with acquisitions, and impairment. The results of these evaluations are unknown at this time but could result in adjustments to the net book value of property, plant and equipment or intangible assets at December 31, 1999, 2000 and 2001 and as of August 31, 2002.

Closure of the Competitive Local Exchange Carriers (“CLECs”)

In August, the Company filed a motion with the Bankruptcy Court for approval to close operations in 14 markets that were served by the Company’s CLECs. The CLECs provided local telephone service to certain geographic markets and competed with local telephone exchange carriers. The Company’s Board of Directors has approved the closure and approval was granted by the Bankruptcy Court by order dated September 25, 2002. Property, plant and equipment associated with these systems totaled approximately $120,000 as of August 31, 2002. Management is continuing to evaluate recoverability of its investment.

Internal Operations, Call Center and Billing System

Since 1998, the Company has been developing an internal operations, call center and billing system known as “Convergence”. After careful evaluation of the current functionality of the Convergence system, the Company decided not to pursue continued rollout and has terminated additional funding for the system. As of August 31, 2002, the Company’s investment in this system totaled approximately $100,000.

Buffalo Sabres

As disclosed in the Company’s Form 8-K filed on May 24, 2002 the Company had entered into various arrangements with Niagara Frontier Hockey, L.P., a Delaware limited partnership (“NFHLP”) owned by the Rigas Parties. Among other assets, NFHLP owns the Buffalo Sabres, a National Hockey League Team. The Company has made approximately $165,000 in loans for NFHLP and its subsidiaries. The Company is currently evaluating prospects for loan restructuring and the recoverability of its assets.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

Interactive Digital TV Investments

The Company has several investments in interactive digital TV product ventures. The Company is in the process of evaluating past, current and potential future value of these investments. The Company’s net investment in these ventures as of August 31, 2002 approximated $6,000, net of an unrealized accumulated other comprehensive loss of approximately $8,500.

14.	Derivative Instruments and Hedging Activities

The Company manages its interest rate risk through the use of interest protection instruments such as interest rate swaps, caps and collars. The use of such interest rate protection instruments, as required by the Company’s debt obligations, is intended to minimize the volatility of cash flows caused by interest rate fluctuations. Former management of the Company determined that these instruments were not hedging instruments under the provisions of SFAS No. 133, Accounting for Derivative Instruments and Hedging Activities and, therefore, changes in fair value are recorded in the unaudited consolidated statement of operations. For the one and two month period ended August 31, 2002 changes in fair value recognized in the unaudited consolidated statement of operations were not material.

15.	Net Loss Per Weighted Average Share of Common Stock

Basic net loss per weighted average share of common stock is computed based on the weighted average number of common shares outstanding after giving effect to dividend requirements on the Company’s preferred stock (see Note 7). Diluted net loss per common share is equal to basic net loss per common share because the Company’s convertible preferred stock and outstanding stock options have an antidilutive effect for the periods presented. In the future, however, the convertible preferred stock and outstanding stock options could have a potentially dilutive effect on earnings per share in future periods.

16.	Supplemental Cash Flow Information

Interest Paid

Cash payments for interest were $33,515 and $85,072 for the one and two month period ended August 31, 2002, respectively. Additionally, for the one and two month period ended August 31, 2002, the Company made cash payments of $14,597 and $38,272, respectively, for interest on the co-borrowing credit facilities attributable to the Rigas family owned entities and such payments are included in the related party receivables and payables, net in the unaudited consolidated statement of cash flows.

Non Cash Activities

Capital leases entered into during the one and two month period ended August 31, 2002 were $41 and $1,052, respectively.

17.	Earnings Before Interest, Taxes, Depreciation and Amortization (“EBITDA”)

The following is a recap of EBITDA from the unaudited consolidated statement of operations for the one and two month period ended August 31, 2002.

	For the Month Ended August 31, 2002	For the Two Months Ended August 31, 2002
Earnings before reorganization expenses and other professional fees due to bankruptcy	$21,153	$50,579
Depreciation and amortization	69,592	141,716

EBITDA	$90,745	$192,295

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
NOTES TO UNAUDITED CONSOLIDATED FINANCIAL STATEMENTS
(Dollars in thousands, except per share amounts)

18.	Subsequent Event

On September 30, 2002, Century-ML Cable Venture (“CMLCV”), a joint venture between Adelphia’s wholly-owned subsidiary, Century Communications Corporation and ML Media Partners, L.P., filed a voluntary petition to reorganize under Chapter 11 in the U.S. Bankruptcy Court for the Southern District of New York. CMLCV is operating its business as a debtor-in-possession and is continuing to serve its subscribers in three communities in Puerto Rico. CMLCV is expected to generate sufficient cash to fund operations and capital requirements. The CMLCV Chapter 11 filing is not expected to have a material impact on the operations of CMLCV’s subsidiary, Century-ML Cable Corporation, serving other communities in Puerto Rico.

As of August 31, 2002, CMLCV’s total assets, total liabilities and equity were $62,666, $3,532 and $59,134, respectively. For the month ending August 31, 2002, CMLCV’s revenues and operating income were $878 and $313, respectively.

19.	Bankruptcy Court Reporting Schedules

The Bankruptcy Court reporting schedules included in this report on pages 17 through 53 are for the period from August 1 through August 31, 2002 and have been prepared for the purpose of filing with the Bankruptcy Court and are not required by GAAP. The accompanying Bankruptcy Court reporting schedules, as with all other information contained herein, has been obtained from the books and records of the Company and are unaudited.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Summary

	For the Month Ended August 31, 2002		Reference
Gross wages paid		$41,821,427.06	Schedule I
Employee payroll taxes withheld		$8,702,553.64	Schedule I
Employer payroll taxes due		$3,130,061.98	Schedule I
Payroll taxes paid*		$12,550,009.72	Schedule II*
Sales and other taxes due		$5,801,917.74	Schedule III
Gross taxable sales		$110,046,555.48	Schedule III
Real estate and personal property taxes paid		$7,583,195.97	Schedule IV
Sales and other taxes paid		$6,909,120.63	Schedule V
Cash disbursements		$226,087,947.73	Schedule VI
Insurance coverage	$	N/A	Schedule VII

*	The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule I

Court Reporting schedules for Payroll and Payroll Taxes
for the Month Ended August 31, 2002

Week Ending Date	Gross Wages Paid	Employee Payroll Taxes Withheld	Employer Payroll Taxes Due
August 9, 2002	$20,367,950.25	$4,192,403.35	$1,521,406.50
August 23, 2002	21,453,476.81	4,510,150.29	1,608,655.48
Total	$41,821,427.06	$8,702,553.64	$3,130,061.98

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II                                                                                         Page 1 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended August 31, 2002
Payee	Payroll Taxes Paid *	Payment Date
Employment Development	$59,060.76	8/1/2002
Boyle County Court	300.39	8/2/2002
Danville City of	371.20	8/2/2002
Garrard County Fisca	191.88	8/2/2002
Lincoln Co Occupational	69.07	8/2/2002
Rochester Boro SD	80.22	8/2/2002
Stanford Occupational	44.88	8/2/2002
Bureau of Employment	42,993.56	8/5/2002
Department of Employment	1,889.37	8/7/2002
New Hampshire Department	2,062.44	8/7/2992
Arkansas State of	191.00	8/9/2002
Dublin Village of	175.03	8/9/2002
Maryland State of	11,346.20	8/9/2002
Michigan Department	214.73	8/9/2002
Mississippi State TA	1,109.51	8/9/2002
Nebraska Department	105.43	8/9/2002
North Carolina Department	11,873.32	8/9/2002
Owensboro City TR	2,811.10	8/9/2002
Utah State Tax Co	116.26	8/9/2002
West Virginia Dept Of	6,667.63	8/9/2002
State of Alabama	2,281.60	8/12/2002
State of Arizona	2,064.48	8/12/2002
State of California	151,256.59	8/12/2002
State of Colorado	24,921.00	8/12/2002
State of Connecticut	1,967.94	8/12/2002
State of Delaware	32.75	8/12/2002
Internal Revenue Service	5,311,969.39	8/12/2002
State of Georgia	7,528.31	8/12/2002
State of Idaho	5,068.00	8/12/2002
State of Illinois	107.65	8/12/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II                                                                                        Page 2 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended August 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
State of Indiana	1,155.44	8/12/2002
State of Kansas	511.50	8/12/2002
State of Kentucky	21,970.99	8/12/2002
State of Massachusetts	20,794.77	8/12/2002
State of Maine	25,834.08	8/12/2002
State of New Jersey	75.88	8/12/2002
State of New York	125,715.18	8/12/2002
State of Ohio	67,654.93	8/12/2002
State of Oklahoma	307.97	8/12/2002
State of Pennsylvania	89,381.36	8/12/2002
State of South Carolina	2,804.26	8/12/2002
State of Virginia	49,813.79	8/12/2002
State of Vermont	15,176.39	8/12/2002
Danville City of	50.00	8/13/2002
Monroeville Borough	136.44	8/13/2002
Greencastle-Antrim	120.00	8/15/2002
Department of Employment	13,586.02	8/20/2002
Arkansas State of	165.00	8/23/2002
Ashtabula Income Tax	638.55	8/23/2002
Bourbon County Occup	40.75	8/23/2002
Cambridge City of	242.23	8/23/2002
Carlisle City of	81.28	8/23/2002
Celina City	222.79	8/23/2002
Central Collection	31,013.06	8/23/2002
Chillicothe City	8,012.32	8/23/2002
Cleveland Heights	3,863.47	8/23/2002
Conneaut City of	196.59	8/23/2002
Danville City of	445.12	8/23/2002
Director of Finance	207.36	8/23/2002
Dublin Village of	180.97	8/23/2002
Harrison County	31.00	8/23/2002
Huntington City	60.00	8/23/2002
Kentucky Revenue Cabinet	23,731.03	8/23/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II                                                                                        Page 3 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended August 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
Lorain City Tax	1,997.07	8/23/2002
Macedonia City of	1,910.96	8/23/2002
Madison County	28.63	8/23/2002
Marion City of	805.56	8/23/2002
State of Maryland	12,521.64	8/23/2002
Michigan Department	214.73	8/23/2002
Millersburg Villa	76.22	8/23/2002
Minster Village of	154.52	8/23/2002
Mississippi State	1,078.97	8/23/2002
Montana Department	735.71	8/23/2002
Morehead Director of	440.37	8/23/2002
Nebraska Department	105.43	8/23/2002
Newark City of	4,311.26	8/23/2002
North Carolina Department	12,484.74	8/23/2002
North Kingsville Village	104.94	8/23/2002
Philadelphia Department of	189.46	8/23/2002
Pittsburgh City of	586.92	8/23/2002
Regional Income Tax Authority of Ohio	9,728.96	8/23/2002
School District Income Tax	2,860.04	8/23/2002
Utah State Tax Co	116.26	8/23/2002
Van Wert City of	163.88	8/23/2002
Vermont Department of	232.00	8/23/2002
West Virginia Department of	7,376.15	8/23/2002
State of Alabama	2,329.83	8/26/2002
State of Arizona	2,020.60	8/26/2002
State of California	171,397.11	8/26/2002
State of Colorado	31,194.71	8/26/2002
State of Connecticut	2,339.86	8/26/2002
State of Delaware	32.86	8/26/2002
Internal Revenue Service	5,695,216.32	8/26/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule II                                                                                        Page 4 of 4

Court Reporting schedules for Payroll Taxes Paid
for the Month Ended August 31, 2002

Payee	Payroll Taxes Paid *	Payment Date
State of Georgia	8,019.98	8/26/2002
State of Idaho	5,062.00	8/26/2002
State of Illinois	107.65	8/26/2002
State of Indiana	1,119.94	8/26/2002
State of Kansas	520.88	8/26/2002
State of Massachusetts	22,192.84	8/26/2002
State of Maine	27,798.06	8/26/2002
State of New Jersey	75.88	8/26/2002
State of New York	124,270.85	8/26/2002
State of Ohio	75,029.65	8/26/2002
State of Oklahoma	291.81	8/26/2002
State of Pennsylvania	92,520.82	8/26/2002
State of South Carolina	3,115.32	8/26/2002
State of Virginia	52,432.72	8/26/2002
State of Vermont	17,646.90	8/26/2002
Cincinnati City of	310.16	8/27/2002
Illinois Department	107.65	8/27/2002
Punxsutawney Borough	1,378.88	8/27/2002
Tyrone Area School District	101.04	8/27/2002
Central Collection	1,736.58	8/30/2002
New York State Unemployment Ins	322.19	8/30/2002

Grand Total	$12,550,009.72

*	The amount reported above for payroll taxes paid is based upon the date paid and not due.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 1 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Accomack County	$12.00	A
Alabama Dept. of Revenue	446.00	$7,432.30
Albany County	571.23	A
Albemarle County	5,621.63	A
Amherst County Treasurer	15.00	A
Arizona Department of Revenue	11,757.35	686,806.28
Ashland Independent Board of Education	9,646.68	321,556.00
Bath County School District	1,780.72	59,357.33
Bedford City	310.00	A
Bedford County	84.53	16,906.78
Berea County School District	1,586.65	52,888.33
Board of Equalization	631.61	A
Botetourt County Treasurer	12.50	A
Bourbon County School District	510.58	17,019.33
Boyd County School District	3,081.74	102,724.67
Boyle County School District	1,526.41	50,880.33
Breathitt County School District	908.55	30,285.00
Breckinridge County Board of Education	565.38	18,846.00
Buchanan County Treasurer	12.00	A
Bureau of Taxation	258.91	5,178.20
Burgin Independent Board of Education	310.33	10,344.33
Butler County School District	53.94	1,798.00
California Board of Equalization	299.77	3,781.24
Campbell County Treasurer	254.40	A
Carter County School District	2,569.41	85,647.00
Cattaraugus County	24.50	A
Charlottesville City Treasurer	2,317.25	A
Chautauqua County Director of Finance	8.75	A
Chesterfield County	704.26	5,651.58
Chief Fiscal Officer	74.20	A
Christiansburg City	27.35	5,470.20
Christiansburg, Town of	83.00	A
City of Alahambra	1.30	26.30
City of Albion	3.27	65.46

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 2 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Arcadia	29.36	586.60
City of Arcata	0.43	14.30
City of Baldwin Park	4,299.71	143,323.95
City of Beaumont	1,621.00	54,033.78
City of Bellflower	1.23	24.52
City of Berkeley	0.76	10.01
City of Brawley	8,254.87	206,371.43
City of Bremerton	0.14	2.31
City of Burbank	5.96	85.07
City of Calabasas	17.87	356.91
City of Charlottesville	50,551.30	687,084.30
City of Chico	0.76	15.33
City of Chula Vista	0.36	7.07
City of Claremont	0.14	2.55
City of Cloverdale	1.44	71.95
City of Colfax	2.26	37.72
City of Colorado Springs	257.49	10,299.60
City of Covina	7.59	126.39
City of Culver City	12.82	116.48
City of Deer Park	0.18	2.92
City of Downey	1.73	34.63
City of Edmonds	0.76	13.27
City of El Monte	7.69	109.66
City of El Segundo	0.32	16.11
City of Elk Grove	0.22	8.79
City of Everett	0.61	13.47
City of Fontana	33,219.03	664,380.56
City of Gardena	4.35	108.53
City of Glendale	2.10	30.17
City of Hawthorne	2.73	54.54
City of Hermosa	24.21	403.88
City of Hermosa Beach	17,072.80	284,546.67
City of Holtville	1,632.80	32,655.84
City of Huntington Beach	2.53	50.60
City of Huntington Park	0.45	6.37

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

                                                                             Schedule III                                                                                         Page 3 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Indio	1.08	21.64
City of Inglewood	3.18	31.83
City of Kalama	6.64	110.63
City of Kelso	6,557.89	109,298.42
City of Kirkland	0.02	0.45
City of La Habra	26,067.39	434,456.64
City of La Palma	1.01	20.15
City of La Verne	24.16	604.47
City of Lakewood	1.15	38.15
City of Lexington	49.51	1,151.12
City of Long Beach	12.06	150.75
City of Longview	20,983.09	349,718.19
City of Los Angeles	1,978.42	19,773.99
City of Lynwood	0.81	8.07
City of Malibu	2.09	41.63
City of Martinville	149.56	29,912.58
City of Maywood	0.44	8.84
City of Modesto	0.71	11.80
City of Montclair	6.41	164.84
City of Monterey Park	1.06	35.46
City of Moreno Valley	53,889.25	898,154.13
City of Mountain View	0.58	19.42
City of Norwalk	2.36	42.91
City of Oakland	0.04	0.52
City of Palm Springs	0.91	18.44
City of Palos Verdes Estates	0.25	2.51
City of Palouse	793.50	11,352.17
City of Paramount	0.04	1.19
City of Pasadena	3.90	46.90
City of Pico Rivera	9,629.54	192,590.64
City of Placentia	13,540.44	386,869.82
City of Pomona	1.24	13.88
City of Port Heuneme	8,256.42	206,410.31
City of Porterville	2.75	45.77
City of Pullman	43.19	53,965.00
City of Redondo Beach	36,416.54	766,663.95

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 4 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
City of Richmond	3,478.85	136,780.26
City of Riverside	28.15	433.23
City of Roanoke	2,794.82	43,592.90
City of Sacramento	1.31	17.49
City of Salem	533.40	A
City of Salinas	1.22	20.32
City of San Bernardino	60,958.36	761,979.53
City of San Beunaventura	26,213.26	524,265.20
City of San Gabriel	1.54	25.74
City of San Jose	0.47	9.37
City of Santa Ana	25.39	423.19
City of Santa Barbara	0.82	13.76
City of Santa Monica	127,396.00	1,273,958.58
City of Santa Rosa	1.77	35.35
City of Seal Beach	7.24	65.98
City of Seattle	0.05	0.88
City of Sequim	0.48	16.05
City of Sierra Madre	3.50	58.35
City of South Pasadena	2.00	40.06
City of Spokane	2.49	41.43
City of Stanton	0.94	18.82
City of Sunnyvale	0.50	24.68
City of Tacoma	0.30	5.06
City of Torrance	24.05	369.98
City of Vallejo	0.51	6.78
City of Vancouver	4.59	76.63
City of Ventura	52.96	1,058.35
City of Waynesboro	28,080.86	280,808.60
City of Westport	0.80	13.34
City of Whittier	22.66	453.49
City of Winchester	17,211.96	172,119.60
City of Woodland	6.61	132.02
City of Yakima	0.07	11.63
City Treasurer	8.85	A
Clinton County Treasurer	21.70	A

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 5 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Colonial Heights, City of	16.00	A
Colorado Dept. of Revenue	4,613.00	151,879.41
Columbia County Treasurer	7.00	A
Commonwealth of Massachusetts	4,265.57	85,311.40
Comptroller of Maryland	11,421.14	228,422.80
Comptroller, City of Buffalo	33,000.00	1,100,000.00
County of Albemarle	513.91	102,782.57
County of Goochland	9.00	A
County of Montgomery	9,566.78	95,667.80
County of Nassau	143.50	A
CT Commissioner of Revenue Services	153,069.56	2,714,448.64
Culpepper County Treasurer	14.31	A
Danville Independent School District	4,544.47	151,482.33
Daviess County Board of Education	15,522.37	517,412.33
Daviess County School District	253.91	8,463.67
Dutchess County	30.45	A
Elliot County School District	292.63	9,754.33
Erie County Comptroller	6,531.04	A
Essex County Treasurer	61.25	A
Florida Department of Revenue	3,133,870.48	44,239,662.95
Franklin County School District	80.70	2,690.00
Garrard County School District	1,016.52	33,884.00
Genesee, County of	17.50	A
Georgia Department of Revenue	294.22	4,699.20
Greene County	18.20	A
Halifax County Treasurer	75.00	A
Hancock County Board of Education	855.37	28,512.33
Hanover County	50.43	10,085.71
Hanover County Treasurer	337.00	A
Harlan County School District	228.62	7,620.67
Harrison County School District	2,716.34	90,544.67
Harrodsburg Independent Board of Education	2,749.89	91,663.00
Henderson County Board of Education	1,970.35	65,678.33
Henrico County	1,994.16	15,631.37
Henry County Treasurer	222.48	A
Idaho State Tax Commission	1,316.14	26,322.80
Illinois Department of Revenue	13.80	196.87

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 6 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Indiana Department of Revenue	30,149.00	602,980.00
Internal Revenue Service	116,547.84	3,883,311.01
Jackson Independent Schools	466.55	15,551.67
Jessamine County Board of Education	6,940.76	231,358.67
Kansas Dept. of Revenue	17,374.87	238,098.98
Kenton County School District	198.59	6,619.67
Kentucky Revenue Cabinet	1,503.30	25,055.00
Laurel County School District	8,090.29	269,676.33
Lee County School District	1,146.09	38,203.00
Leslie County School District	861.45	28,715.00
Letcher County Board of Education	820.44	27,348.00
Lewis County Board of Education	906.30	36,252.00
Lewis County School District	32.00	1,280.00
Lincoln County Board of Education	1,306.76	43,558.67
Logan County School District	39.08	1,302.67
Lynchburg City of	1,031.04	A
Madison County School District	15,804.06	526,802.00
Maine Revenue Services	243,616.13	4,481,537.40
Marion County Board of Education	2,458.56	81,952.00
Martinsville, City of—Treasurer	878.42	A
McLean County School District	440.19	14,673.00
Menifee County School District	512.62	17,087.33
Mercer County School District	1,665.23	55,507.67
Mississippi State Tax Commission	39,055.08	557,929.71
Montana Dept. of Revenue	11.38	303.47
Montgomery County 911	24.85	A
Montgomery County Treasurer	19.60	A
Morgan County School District	1,263.52	42,117.33
NC Department of Revenue	9,100.06	141,237.78
Nelson County Board of Education	1,048.23	34,941.00
New York Division of Taxation	104,778.23	1,309,727.88
Nicholas County School District	499.68	16,656.00
NJ Division of Taxation	1,849.13	30,818.83
Norton City of	41.00	A
NYS Estimated Corporation Tax	278,000.00	20,640,000.00
Ohio County School District	18.79	626.33

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
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BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 7 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Oklahoma Tax Commission	1,069.62	18,629.00
Orange County	8.75	A
Orleans County Treasurer	4.90	A
OSET	231.75	A
Otsego, County of	3.50	A
Owensboro Board of Education	11,207.40	373,580.00
Owsley County Board of Education	372.06	12,402.00
PA Department of Revenue	187,989.64	3,422,189.76
Page County	22.50	A
Paris Independent School District	2,375.12	79,170.67
Patrick County E911 Fund	5.88	A
Perry County School District	259.01	8,633.67
Pittsylvania County	801.00	A
Powell County School District	2,023.11	67,437.00
Powhattan County Treasurer	29.25	A
Pulaski County Treasurer	87.00	A
Pulaski, Town of	11.00	A
Putnam, County	2.45	A
Rhode Island	46.67	666.71
Roanoke County	605.03	118.41
Rockcastle County School District	1,103.70	36,790.00
Rockland County	17.40	A
Russell Independent School District	5,528.91	184,297.00
Saratoga County Treasurer	242.05	A
Schenectady County	106.31	A
Schoharie County Treasurer	11.55	A
Scott County School District	5,396.01	179,867.00
South Carolina Dept. of Revenue	48,538.66	807,332.54
Spotsylvania County	63.00	A
State of Michigan	293.00	4,883.33
State of New Hampshire	23,996.05	336,870.87
State Tax Department of WV	233,137.70	3,885,628.33
Sullivan County Treasurer	1.75	A
Tazewell County	36.00	A
TN Department of Revenue	19,663.11	237,950.44
Town of Blacksburg	14,524.96	145,249.60

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule III                                                                                        Page 8 of 8

Court Reporting schedules for Sales and Other Taxes Due and Gross Taxable Sales
for the Month Ended August 31, 2002

Taxing Jurisdiction	Sales and Other Taxes Due	Gross Taxable Sales
Town of Mt Crested Butte	1,209.83	26,885.11
Town of South Boston	4,800.01	48,000.10
Town of Vinton	8.02	1,604.62
Treasurer State of Maine	123.50	A
Treasurer State of Ohio	91,741.93	1,529,074.54
TX Comptroller of Public Accounts	23.17	370.72
Union County School District	2,499.43	83,314.33
Vermont Department of Taxation	243,104.25	4,865,637.03
Vinton Treasurer	44.00	A
Virginia Department of Taxation	2,837.07	63,046.00
Warren County Treasurer	12.00	A
Washington County Board of Education	141.51	4,717.00
Washington Dept. of Revenue	612.84	8,402.98
Webster County Board of Education	816.86	27,228.67
Westchester, County of	203.35	A
Wolfe County School District	729.69	24,323.00
Woodford County Board of Education	4,551.87	151,729.00
Wyoming County Treasurer	4.55	A
Wyoming Department of Revenue	10.54	175.67

Grand Total	$5,801,917.74	$110,046,555.48

Note (A):    The 911 surcharge tax is based upon the number of phone lines and not as a function of gross taxable sales.

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
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BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 1 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002
Payee	Amount Paid	Check Date
Canon Financial Services	$132.82	8/1/2002
Plum Borough of	2,568.84	8/5/2002
Bethel Park School Dist	6,493.24	8/5/2002
Buffalo City of	258,230.50	8/5/2002
Limington Town of	689.42	8/5/2002
Los Angeles Count	868,859.79	8/5/2002
McKean County Collector	1,708.86	8/5/2002
North Codorus to	301.70	8/5/2002
Carroll County Co	411,721.73	8/7/2002
Brattleboro Town of	19,627.25	8/7/2002
Bucksport Town of	314.34	8/7/2002
Burlington City of	13,732.40	8/7/2002
Cavendish Town of	3,799.04	8/7/2002
Grafton Town of	429.00	8/7/2002
Iredell County Tax	228.54	8/7/2002
Ludlow Town of	1,205.80	8/7/2002
Middlebury Town of	7,550.94	8/7/2002
Montpelier City of	2,232.92	8/7/2002
Morenci City	571.07	8/7/2002
Nicholson Tax Col	45.99	8/7/2002
Richmond Town of	3,084.14	8/7/2002
Rochester Town of	469.00	8/7/2002
Rockingham Town of	2,485.43	8/7/2002
Shelburne Town of	1,470.18	8/7/2002
South Burlington	35,305.62	8/7/2002
Springfield Town of	6,392.58	8/7/2002
Underhill Town of	1,204.00	8/7/2002
Wallingford Town	278.72	8/7/2002
West Rutland Town of	729.39	8/7/2002
Williston Town	12,186.47	8/7/2002
Winooski City of	2,712.24	8/7/2002
Worcester Town of	849.72	8/7/2002
Shelburne Town of	11,932.78	8/8/2002
Glover Town of	138.53	8/9/2002
Treasurer, Town of FA	3,187.50	8/9/2002
Mechanic Falls Town	4.17	8/13/2002
Argyle Village of	54.50	8/13/2002
Barker Village of	149.27	8/13/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 2 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Barneveld Village	111.13	8/13/2002
Barton Town of	59.91	8/13/2002
Brandon Town of	4,732.76	8/13/2002
Cambria County TA	40.69	8/13/2002
Campton Town of	504.33	8/13/2002
Carroll Township	768.83	8/13/2002
Castleton Town of	9.06	8/13/2002
Cattaraugus Village	61.75	8/13/2002
Corinth Village of	589.84	8/13/2002
Coudersport Borough	866.85	8/13/2002
Cuba Village of	79.18	8/13/2002
Delevan Village	27.26	8/13/2002
Duplin County Collector	660.99	8/13/2002
Edgartown Town of	6.63	8/13/2002
Farnham Village	75.58	8/13/2002
Franklinville Village	76.94	8/13/2002
Granville Village	1,763.35	8/13/2002
Hanover Town of	295.68	8/13/2002
Hinsdale Town of	1,335.23	8/13/2002
Hyde Park Town of	1,717.00	8/13/2002
Imperial County Tax	3.65	8/13/2002
Jericho Town of	5,397.50	8/13/2002
Kittanning Borough	86.76	8/13/2002
Lassen County Tax	58,030.85	8/13/2002
Lawrence County T	81.37	8/13/2002
Lebanon City of	4,617.25	8/13/2002
Lewsiton Village	88.74	8/13/2002
Medina Village of	280.18	8/13/2002
Mendocino County	109,326.62	8/13/2002
Middleville Village	586.96	8/13/2002
Moulton Borough	277.17	8/13/2002
Nanty Glo Borough	44.47	8/13/2002
Nelliston Village of	467.13	8/13/2002
Newport Town NH	681.99	8/13/2002
Northville Village	867.86	8/13/2002
Oriskany Village	863.81	8/13/2002
Palatine Village of	137.53	8/13/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 3 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Pasquotank County	1,226.41	8/13/2002
Poland Village of	280.26	8/13/2002
Portville Village	45.05	8/13/2002
Putney Town of	4,154.96	8/13/2002
Randolph Village	59.71	8/13/2002
Rumney Town of	8.34	8/13/2002
Schuyler County	277.26	8/13/2002
Sherman Village	88.24	8/13/2002
Silver Creek Village	544.66	8/13/2002
Skaneateles Village	427.27	8/13/2002
St. Johnsville Village	1,220.04	8/13/2002
Stratford Town	.44	8/13/2002
Surry County Tax Collector	70.36	8/13/2002
Swanton Town of	3,916.64	8/13/2002
Vergennes City of	1,011.36	8/13/2002
Wakefield Town	520.48	8/13/2002
Wellsville Village	3,743.18	8/13/2002
West Rutland Town of	2,385.27	8/13/2002
Westminister Town of	1,642.00	8/13/2002
Whitesboro Village	1,104.46	8/13/2002
Williamsville Village	258.14	8/13/2002
Wilmot Town	330.31	8/13/2002
Wilson Village of	507.59	8/13/2002
Yacono Joan	77.23	8/13/2002
Yorkville Village of	856.90	8/13/2002
Youngstown Village	491.20	8/13/2002
Bath Town	127.15	8/14/2002
Bourne Town	1,343.29	8/14/2002
Bourne Town of	1,055.19	8/14/2002
Allegany County Treasurer	2,606.38	8/20/2002
Canajoharie Village	2,109.10	8/20/2002
Catherine Township	250.62	8/20/2002
Charlestown Town of	350.43	8/20/2002
Clayville Village	286.95	8/20/2002
Falconi Companies	17.76	8/20/2002
Fort Plain Village	1,308.16	8/20/2002
Frederick County	241.25	8/20/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 4 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Gowanda Village of	207.29	8/20/2002
Greene County Treasurer	1,391.19	8/20/2002
Hoosick Falls Village	1,732.38	8/20/2002
Hudson Falls Village	2,928.85	8/20/2002
Huntingdon County	220.08	8/20/2002
Kingston Town of	.03	8/20/2002
Lincoln County Treasurer	4,007.07	8/20/2002
Littleton Town of	4,617.50	8/20/2002
Los Angeles County	504,702.42	8/20/2002
Merrimack Town of	636.63	8/20/2002
Montgomery County TR	295.54	8/20/2002
Mount Union Tax Collector	529.76	8/20/2002
New Ipswich Town	1,180.32	8/20/2002
Orange County	1,644,310.33	8/20/2002
Orchard Park Tax	375.30	8/20/2002
Ossipee Tax Department	346.46	8/20/2002
Powhatan County	1,339.70	8/20/2002
Riverside County	292,320.73	8/20/2002
Rockland Town of	.08	8/20/2002
San Bernardino County	206.75	8/20/2002
Saranac Lake Village	1,066.64	8/20/2002
Schuykill County	31.42	8/20/2002
Shade Township Collector	136.64	8/20/2002
Shasta County	15,256.51	8/20/2002
Ventura County Tax	255,044.04	8/20/2002
Ventura County Tax	77,373.77	8/20/2002
West Homestead Borough	137.51	8/20/2002
Westfield Village	1,089.40	8/20/2002
Kittanning Borough	345.87	8/21/2002
Kern County	8,781.96	8/22/2002
Mount Joy Township	4,092.16	8/22/2002
New Castle City Of	12,184.67	8/22/2002
Lykens Boror & Dauph	1,041.00	8/22/2002
Adams Township	131.92	8/22/2002
Bucksport Town of	30.42	8/22/2002
Dover-Foxcroft T	448.14	8/22/2002
Harborcreek Towns	11,211.85	8/22/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 5 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Littleton Town of	46,202.04	8/22/2002
Los Angeles County	158,090.99	8/22/2002
Nanty Glo Borough	199.06	8/22/2002
Portage Township	69.60	8/22/2002
Rochester Township	446.60	8/22/2002
San Bernardino County	710,343.36	8/22/2002
San Diego County	32,609.94	8/22/2002
San Luis Obispo	1,125.68	8/22/2002
Shasta County	4,673.98	8/22/2002
Venango County Treasurer	1,095.77	8/22/2002
Ventura County Tax	546,487.63	8/22/2002
Westminster City	16,812.70	8/22/2002
Woodford Town of	768.08	8/22/2002
Hallowell City of	13,257.97	8/23/2002
Norwich Town of	10,305.60	8/23/2002
Allegheny County	2,915.22	8/23/2002
Angola Village of	310.94	8/23/2002
Athens Town VT	202.92	8/23/2002
Bangor City	245.44	8/23/2002
Bangor City	68,778.66	8/23/2002
Belgrade Town	2,558.37	8/23/2002
Belmont Village	222.23	8/23/2002
Brandon Town of	2,786.90	8/23/2002
Bridgewater Town of	616.14	8/23/2002
Bucksport Town of	4,083.04	8/23/2002
Castleton Town of	2,825.12	8/23/2002
Cavendish Town of	4,102.80	8/23/2002
Clarion County Collector	106.98	8/23/2002
Corinth Town of	1,376.94	8/23/2002
Dover-Foxcroft T	1,282.44	8/23/2002
Dunmore Borough	3,488.66	8/23/2002
Elkin Town	888.89	8/23/2002
Farmingdale Town of	1,471.79	8/23/2002
Fountain Town Treasurer	170.21	8/23/2002
Franklin County	45.27	8/23/2002
Hartland Town of	716.82	8/23/2002
Hermitage County	4,866.68	8/23/2002
Highland Township	26.59	8/23/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 6 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Hiram Town	1,315.13	8/23/2002
Imperial County Tax	154,253.20	8/23/2002
Keystone Central	4,854.25	8/23/2002
Keystone Central	36.08	8/23/2002
Lackawanna City Treasurer	5,445.17	8/23/2002
Laurinburg City Tax	2,818.58	8/23/2002
Loudoun County of	63.19	8/23/2002
Manchester Town of	1,963.90	8/23/2002
Manchester Town of	3,441.00	8/23/2002
McKean County	186.75	8/23/2002
McKean County Collector	7,931.84	8/23/2002
Mendon Town of	231.66	8/23/2002
Mifflin County	200.00	8/23/2002
Mt Desert Town of	1,215.80	8/23/2002
Newport Town NH	11.65	8/23/2002
Newport Town	1,415.80	8/23/2002
Newport Village of	261.60	8/23/2002
Niagara Falls School	23,359.53	8/23/2002
North East Towns	747.10	8/23/2002
Oakland Town of	2,602.13	8/23/2002
Pike County Courthouse	455.44	8/23/2002
Plymouth Town of	3,667.30	8/23/2002
Plymouth Town of	2,576.13	8/23/2002
Proctor Town of	3,780.58	8/23/2002
Prospect Village of	165.83	8/23/2002
Punxsutawney Borough	971.88	8/23/2002
Remsen Village of	166.89	8/23/2002
Richland Township	6.00	8/23/2002
Rockingham Town of	310.28	8/23/2002
San Bernardino County	11,801.19	8/23/2002
Scioto County	7,251.35	8/23/2002
Scotland County	16,387.48	8/23/2002
Sheriff of Cabell Co	1,198.71	8/23/2002
Sloan Village of	224.60	8/23/2002
St Albans Town ME	1,101.03	8/23/2002
St George Town of	875.47	8/23/2002
Union Bridge Town	798.53	8/23/2002
Van Buren Town	5,084.57	8/23/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule IV                                                                                        Page 7 of 7

Court Reporting schedules for Real Estate and Personal Property Taxes Paid for the Month Ended August 31, 2002

Payee	Amount Paid	Check Date
Walpole Town NH	676.26	8/23/2002
Washburn Town of	3,410.95	8/23/2002
Wayne County of	913.39	8/23/2002
Westhersfield Town of	3,035.20	8/23/2002
Wellstown of	606.36	8/23/2002
Weston Vermont Town	1,183.26	8/23/2002
Carroll County Co	5,876.75	8/24/2002
Bangor City	2,174.90	8/24/2002
Berlin Town of	10,421.05	8/24/2002
Bethel Town of	2,735.40	8/24/2002
Boothbay Town of	3,688.59	8/24/2002
Braintree Town VT	1,796.31	8/24/2002
Calais Town of	1,491.21	8/24/2002
Colchester Town of	21,005.12	8/24/2002
Deer Isle Town of	1,081.59	8/24/2002
Detroit Town Tax Collector	580.31	8/24/2002
Garrett County Treasurer	28,471.35	8/24/2002
Hardwick Town of	1,078.16	8/24/2002
Hoke County	2,114.94	8/24/2002
Johnson Town	1,502.68	8/24/2002
Killington Town	7,406.44	8/24/2002
Old Town City of	198.00	8/24/2002
Pawlet Town of	4,299.36	8/24/2002
Pittsford Town of	2,027.04	8/24/2002
South Burlington	3,875.66	8/24/2002
Southern York School	203.70	8/24/2002
St Albans Town	3,196.29	8/24/2002
Stratton Treasure	490.00	8/24/2002
Tyrone Borough Co	1,046.79	8/24/2002
Williston Town	8,932.98	8/24/2002
Yadkin County	925.68	8/24/2002
Albemarle County	15.71	8/29/2002
Elmore County Tax Co	8,535.49	8/29/2002
Littleton Town of	3,573.90	8/29/2002
Los Angeles County	612.38	8/29/2002
Salem City of	13,289.55	8/29/2002
Starksboro Town of	2,813.23	8/29/2002
Saranac Lake Village	196.22	8/30/2002
Ventura County Tax	459,014.16	8/30/2002
Ventura County Tax	289,546.31	8/30/2002

Grand Total	$7,583,195.97

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 1 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Buena Vista City	911 Surcharge	8.85	8/20/2002
Colonial Heights City of	911 Surcharge	16.00	8/20/2002
Culpeper County	911 Surcharge	39.75	8/20/2002
Director of Finance	911 Surcharge	9.10	8/20/2002
Eastern Shore 911	911 Surcharge	376.00	8/09/2002
Goochland County	911 Surcharge	9.00	8/15/2002
Goochland County	911 Surcharge	9.00	8/15/2002
Greene County Treasurer	911 Surcharge	24.00	8/08/2002
Halifax County	911 Surcharge	75.00	8/08/2002
Halifax County	911 Surcharge	75.00	8/08/2002
Lexington City of	911 Surcharge	43.75	8/28/2002
Montgomery County 911	911 Surcharge	21.35	8/13/2002
Norton City Tax Collector	911 Surcharge	41.00	8/20/2002
Page County	911 Surcharge	22.50	8/20/2002
Patrick County Treasurer	911 Surcharge	5.88	8/20/2002
Pulaski Town of	911 Surcharge	11.00	8/20/2002
Roanoke Treasurer	911 Surcharge	1,634.35	8/28/2002
Tazewell County	911 Surcharge	36.00	8/20/2002
Vinton Treasurer	911 Surcharge	44.00	8/28/2002
Albemarle County	City Utility Tax	10,028.92	8/2820/02
Anderson County S	City Utility Tax	230.81	8/29/2002
Ashland Independent	City Utility Tax	9,326.76	8/20/2002
Baldwin Park City	City Utility Tax	4,550.45	8/20/2002
Beaumont City of	City Utility Tax	1,664.58	8/14/2002
Bedford County	City Utility Tax	549.55	8/2820/02
Blacksburg Town of	City Utility Tax	15,315.65	8/23/2002
Boyd County School	City Utility Tax	561.90	8/29/2002
Boyd County School	City Utility Tax	3,059.05	8/20/2002
Boyle County School	City Utility Tax	139.53	8/20/2002
Brawley City of	City Utility Tax	5,083.71	8/14/2002
Breathitt County School	City Utility Tax	54.19	8/20/2002
Breckinridge County	City Utility Tax	552.89	8/20/2002
Charlottesville Treasurer	City Utility Tax	17,864.60	8/24/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 2 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Charlottesville Treasurer	City Utility Tax	49,190.99	8/24/2002
Christiansburg Town of	City Utility Tax	412.68	8/28/2002
Daviess Co Board of	City Utility Tax	673.15	8/20/2002
Fayette County Board	City Utility Tax	97.77	8/07/2002
Fontana City of	City Utility Tax	34,812.68	8/14/2002
Harrison County	City Utility Tax	60.76	8/20/2002
Henrico County	City Utility Tax	774.29	8/28/2002
Hermosa Beach City	City Utility Tax	137.14	8/21/2002
Hermosa Beach City	City Utility Tax	16,804.24	8/14/2002
Holtville City of	City Utility Tax	1,593.94	8/14/2002
Illinois Department	City Utility Tax	11.12	8/07/2002
Jessamine County	City Utility Tax	216.27	8/29/2002
Jessamine County	City Utility Tax	7,382.89	8/20/2002
Laurel County School	City Utility Tax	359.43	8/20/2002
Lewis County Board	City Utility Tax	24.31	8/20/2002
Lewis County Board	City Utility Tax	61.78	8/20/2002
Lewis County Board	City Utility Tax	924.62	8/20/2002
Lexington City of	City Utility Tax	115.11	8/28/2002
Lincoln County Board	City Utility Tax	71.62	8/20/2002
Los Angeles City	City Utility Tax	120.00	8/23/2002
Madison County School	City Utility Tax	55.13	8/20/2002
Madison County School	City Utility Tax	1,159.06	8/29/2002
Marion County School	City Utility Tax	93.08	8/20/2002
Martinsville City	City Utility Tax	1,768.81	8/28/2002
Mercer County School	City Utility Tax	205.48	8/20/2002
Montgomery County of	City Utility Tax	9,690.32	8/23/2002
Montgomery County SC	City Utility Tax	128.27	8/29/2002
Moreno Valley City of	City Utility Tax	48,356.10	8/14/2002
New Hampshire State	City Utility Tax	23,384.94	8/13/2002
Pico Rivera City of	City Utility Tax	9,996.18	8/14/2002
Placentia City	City Utility Tax	13,593.26	8/14/2002
Port Hueneme City	City Utility Tax	8,346.05	8/14/2002
Redondo Beach City	City Utility Tax	3.52	8/14/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 3 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Richmond City	City Utility Tax	24,713.12	8/28/2002
Roanoke County of	City Utility Tax	14.21	8/28/2002
Roanoke County of	City Utility Tax	17.81	8/20/2002
Roanoke Treasurer	City Utility Tax	6,524.94	8/28/2002
Rowan County School	City Utility Tax	169.57	8/29/2002
Russell Independent	City Utility Tax	5,549.19	8/20/2002
San Bernardino City	City Utility Tax	1,094.19	8/14/2002
San Bernardino City	City Utility Tax	59,799.42	8/21/2002
San Buenaventura	City Utility Tax	27,110.64	8/14/2002
Santa Monica City of	City Utility Tax	30.01	8/09/2002
South Boston Town	City Utility Tax	4,848.63	8/23/2002
Torrance City of	City Utility Tax	17.14	8/09/2002
Vinton Treasurer	City Utility Tax	128.37	8/28/2002
Waynesboro City	City Utility Tax	27,862.43	8/24/2002
Winchester City of	City Utility Tax	18,171.41	8/23/2002
Internal Revenue Service	Federal Excise Tax	51,297.05	8/12/2002
Internal Revenue Service	Federal Excise Tax	52,255.70	8/26/2002
Alabama Department of Revenue	Gross Receipts Tax	456.69	8/20/2002
Beaumont City of	Gross Receipts Tax	7.57	8/09/2002
Beaumont City of	Gross Receipts Tax	11.31	8/14/2002
Berkeley City of	Gross Receipts Tax	5.29	8/23/2002
Brawley City of	Gross Receipts Tax	10.32	8/23/2002
Brawley City of	Gross Receipts Tax	10.32	8/14/2002
Calabasas City of	Gross Receipts Tax	13.66	8/23/2002
City of Arcadia	Gross Receipts Tax	28.74	8/23/2002
City of Arcadia	Gross Receipts Tax	28.81	8/09/2002
Covina City of	Gross Receipts Tax	6.98	8/09/2002
Covina City of	Gross Receipts Tax	7.54	8/09/2002
Culver City of	Gross Receipts Tax	5.95	8/09/2002
Culver City of	Gross Receipts Tax	12.29	8/09/2002
Desert Hot Springs City of	Gross Receipts Tax	7.96	8/23/2002
Desert Hot Springs City of	Gross Receipts Tax	9.13	8/14/2002
El Monte City of	Gross Receipts Tax	5.90	8/23/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 4 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Florida Dept of Revenue	Gross Receipts Tax	10,499.16	8/20/2002
Fontana City of	Gross Receipts Tax	10.78	8/23/2002
Fontana City of	Gross Receipts Tax	11.60	8/14/2002
Gardena City of	Gross Receipts Tax	9.32	8/23/2002
Hermosa Beach City	Gross Receipts Tax	23.05	8/23/2002
Hermosa Beach City	Gross Receipts Tax	24.42	8/14/2002
Holtville City of	Gross Receipts Tax	5.94	8/14/2002
Huntington Beach City	Gross Receipts Tax	5.47	8/23/2002
Huntington Beach City	Gross Receipts Tax	7.71	8/09/2002
Inglewood City of	Gross Receipts Tax	6.58	8/09/2002
LA Habra City of	Gross Receipts Tax	42.21	8/14/2002
LA Verne City of	Gross Receipts Tax	20.35	8/09/2002
LA Verne City of	Gross Receipts Tax	23.45	8/09/2002
Lakewood City of	Gross Receipts Tax	5.44	8/23/2002
Long Beach City of	Gross Receipts Tax	11.02	8/23/2002
Los Angeles City	Gross Receipts Tax	1,858.90	8/23/2002
Modesta City of	Gross Receipts Tax	6.04	8/23/2002
Montclair city of	Gross Receipts Tax	10.88	8/23/2002
Moreno Valley City	Gross Receipts Tax	97.78	8/14/2002
Mountain View City of	Gross Receipts Tax	5.11	8/23/2002
Neca Mteaf	Gross Receipts Tax	26.56	8/20/2002
Neca Pausf	Gross Receipts Tax	884.23	8/20/2002
Neca Vusf	Gross Receipts Tax	350.21	8/20/2002
New Hampshire State	Gross Receipts Tax	3,215.08	8/13/2002
New York State Corporation Tax	Gross Receipts Tax	136,700.00	8/29/2002
Placentia City	Gross Receipts Tax	8.16	8/14/2002
Porterville City of	Gross Receipts Tax	6.73	8/23/2002
Pullman City of	Gross Receipts Tax	47.38	8/23/2002
Redondo Beach City	Gross Receipts Tax	101.84	8/23/2002
Riverside City of	Gross Receipts Tax	25.03	8/09/2002
Riverside City of	Gross Receipts Tax	31.66	8/09/2002
Sacramento City of	Gross Receipts Tax	7.60	8/23/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 5 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
San Bernadino City	Gross Receipts Tax	74.37	8/09/2002
San Bernadino City	Gross Receipts Tax	115.67	8/14/2002
Santa Ana City of	Gross Receipts Tax	29.70	8/23/2002
Santa Monica City of	Gross Receipts Tax	225.62	8/09/2002
Seal Beach City	Gross Receipts Tax	11.53	8/23/2002
Sierra Madre	Gross Receipts Tax	5.72	8/23/2002
South Pasadena City	Gross Receipts Tax	7.19	8/23/2002
Spokane City of	Gross Receipts Tax	8.11	8/23/2002
Torrance City of	Gross Receipts Tax	7.94	8/09/2002
Torrance City of	Gross Receipts Tax	14.30	8/09/2002
Ventura City of	Gross Receipts Tax	43.15	8/09/2002
Ventura City of	Gross Receipts Tax	53.76	8/09/2002
Whittier City of	Gross Receipts Tax	26.77	8/23/2002
Wyoming Universal SE	Gross Receipts Tax	13.00	8/02/2002
Arizona Department of Revenue	Sales Tax	11,321.68	8/20/2002
Bath County School	Sales Tax	606.53	8/20/2002
Berea Independent School District	Sales Tax	1,621.79	8/20/2002
Board of Equalization	Sales Tax	533.00	8/20/2002
Bourbon County School	Sales Tax	517.20	8/20/2002
Boyle County School	Sales Tax	1,552.14	8/20/2002
Breathitt County School District	Sales Tax	911.44	8/20/2002
Burgin Education Board	Sales Tax	310.90	8/20/2002
Butler County School District	Sales Tax	98.06	8/20/2002
Carter County School District	Sales Tax	594.99	8/20/2002
Colorado Dept of Public Health	Sales Tax	2,809.00	8/16/2002
Colorado Department of Revenue	Sales Tax	690.00	8/20/2002
Colorado Springs City of	Sales Tax	243.30	8/20/2002
Commonwealth of Massachusetts	Sales Tax	8.55	8/15/2002
Commonwealth of Massachusetts	Sales Tax	1,435.98	8/09/2002
Comptroller of MA	Sales Tax	12.70	8/09/2002
Comptroller of MA	Sales Tax	3,043.97	8/20/2002
Comptroller of MD	Sales Tax	6,179.88	8/16/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 6 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Connecticut Department of Revenue	Sales Tax	81,442.43	8/30/2002
Danville Independent School Board	Sales Tax	4,720.21	8/15/2002
Daviess County Board of Education	Sales Tax	15,976.10	8/20/2002
Elliott County School District	Sales Tax	309.15	8/20/2002
Florida Department of Revenue	Sales Tax	83,761.09	8/20/2002
Franklin County School District	Sales Tax	81.47	8/20/2002
Garrard County School District	Sales Tax	1,061.06	8/20/2002
Georgia Department of Revenue	Sales Tax	2.07	8/20/2002
Georgia Department of Revenue	Sales Tax	12.94	8/20/2002
Hancock County Board of Education	Sales Tax	785.46	8/20/2002
Harlan County School District	Sales Tax	230.44	8/20/2002
Harrison County School District	Sales Tax	2,747.52	8/20/2002
Henderson Co Board Of Education	Sales Tax	1,936.47	8/20/2002
Idaho State Tax Commission	Sales Tax	1,304.40	8/14/2002
Indiana Department of Revenue	Sales Tax	1,057.11	8/14/2002
Indiana Department of Revenue	Sales Tax	14,524.85	8/14/2002
Jackson Independent	Sales Tax	457.72	8/20/2002
Kansas Dept of Revenue	Sales Tax	16,383.73	8/23/2002
Kenton County School District	Sales Tax	37.66	8/20/2002
Kentucky Revenue Cabinet	Sales Tax	65.08	8/16/2002
Kootenai County Treasurer	Sales Tax	49.79	8/14/2002
LA Habra City of	Sales Tax	25,621.02	8/14/2002
Laurel County School District	Sales Tax	8,010.09	8/20/2002
Lee County School District	Sales Tax	1,164.39	8/20/2002
Leslie County School District	Sales Tax	859.12	8/20/2002
Letcher County Board of Education	Sales Tax	823.43	8/20/2002
Lincoln County Board of Education	Sales Tax	1,338.06	8/20/2002
Logan Country School	Sales Tax	38.69	8/20/2002
Madison County School District	Sales Tax	15,909.67	8/20/2002
Maine Revenue Service	Sales Tax	130,498.76	8/12/2002
Marion County School District	Sales Tax	2,539.09	8/20/2002
McLean County School District	Sales Tax	434.23	8/20/2002
Menifee County School District	Sales Tax	524.71	8/20/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 7 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Mercer County School District	Sales Tax	1,660.68	8/20/2002
Mississippi State Tax Commission	Sales Tax	36,619.00	8/14/2002
Morgan County School	Sales Tax	1,289.77	8/20/2002
Mt Crested Butte Tow	Sales Tax	1,052.12	8/20/2002
Nelson County Board	Sales Tax	1,053.89	8/20/2002
New Jersey Sales Tax	Sales Tax	188.90	8/14/2002
New York State Sales Tax Processing	Sales Tax	10,687.84	8/20/2002
New York State Sales Tax Processing	Sales Tax	78,507.37	8/20/2002
Nicholas County School District	Sales Tax	507.37	8/20/2002
North Carolina Department	Sales Tax	6,294.32	8/09/2002
Ohio County School District	Sales Tax	17.66	8/20/2002
Oklahoma Tax Commission	Sales Tax	1,067.81	8/09/2002
Owensboro Board of Education	Sales Tax	11,512.96	8/20/2002
Owsley County Board of Education	Sales Tax	403.41	8/20/2002
Paris Independent School	Sales Tax	2,398.73	8/20/2002
Pennsylvania Department of Revenue	Sales Tax	64,167.65	8/19/2002
Pennsylvania Department of Revenue	Sales Tax	104,312.47	8/20/2002
Perry County School	Sales Tax	265.01	8/20/2002
Powell County School	Sales Tax	2,304.33	8/20/2002
Redondo Beach City	Sales Tax	36,782.14	8/14/2002
Rockcastle County School	Sales Tax	279.60	8/20/2002
Santa Monica City of	Sales Tax	127,780.89	8/09/2002
Scott County School	Sales Tax	5,756.47	8/20/2002
South Carolina Dept of Revenue	Sales Tax	1,135.00	8/19/2002
South Carolina Dept of Revenue	Sales Tax	46,257.00	8/19/2002
State Tax Department	Sales Tax	231,884.24	8/09/2002
Tennessee Department of Revenue	Sales Tax	19,737.00	8/20/2002
Treasurer of State Of Ohio	Sales Tax	8,887.95	8/19/2002
Treasurer of State Of Ohio	Sales Tax	9,623.32	8/20/2002
Treasurer of State Of Ohio	Sales Tax	16,854.65	8/19/2002
Treasurer of State Of Ohio	Sales Tax	18,486.77	8/20/2002
Union County School	Sales Tax	2,565.55	8/20/2002

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule V                                                                                        Page 8 of 8

Court Reporting schedules for Sales and Other Taxes Paid
for the Month Ended August 31, 2002

Taxing Jurisdiction	Tax Type	Amount Paid	Date Paid
Vermont Dept of Taxation	Sales Tax	241,795.09	8/23/2002
Virginia Department of Tax	Sales Tax	160.08	8/20/2002
Washington County Board of Education	Sales Tax	146.71	8/20/2002
Washington Department Of Revenue	Sales Tax	82.84	8/24/2002
Washington Department of Revenue	Sales Tax	161.09	8/2420/02
Webster County Board	Sales Tax	806.86	8/20/2002
Wolfe County School	Sales Tax	727.44	8/20/2002
Woodford County Board	Sales Tax	4,517.76	8/20/2002
Arizona Department of Revenue	Telecommunication Tax	45.06	8/20/2002
Colorado Department of Revenue	Telecommunication Tax	509.00	8/20/2002
Florida Dept of Revenue	Telecommunication Tax	3,070,748.64	8/20/2002
Georgia Department of Revenue	Telecommunication Tax	236.88	8/20/2002
Kentucky Revenue Cabinet	Telecommunication Tax	1,391.42	8/16/2002
Michigan State of	Telecommunication Tax	266.00	8/15/2002
Mississippi State Tax Commission	Telecommunication Tax	85.00	8/14/2002
New Jersey Sales Tax	Telecommunication Tax	1,731.25	8/14/2002
North Carolina Dept	Telecommunication Tax	955.99	8/09/2002
Pennsylvania Department of Revenue	Telecommunication Tax	16,170.30	8/19/2002
Treasurer State Of Ohio	Telecommunication Tax	8,636.94	8/19/2002
Vermont Dept of Tax	Telecommunication Tax	1,206.19	8/23/2002
Washington Dept of Revenue	Telecommunication Tax	566.48	8/24/2002

Grand Total		$5,390,546.47

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 1 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
ACC Cable Communications FL-VA, LLC	02-41904	$1,652,310.72
ACC Investment Holdings, Inc.	02-41957	250.00
ACC Operations, Inc.	02-41956	697,846.53
ACC Telecommunications LLC	02-41863	5,666,232.01
ACC Telecommunications of Virginia LLC	02-41862	766,865.53
Adelphia Cable Partners, LP	02-41902	3,609,279.85
Adelphia Cablevision Associates, LP	02-41913	306,111.29
Adelphia Cablevision Corp.	02-41752	647,445.57
Adelphia Cablevision of Boca Raton, LLC	02-41751	593,050.85
Adelphia Cablevision of Inland Empire, LLC	02-41754	8,798,709.44
Adelphia Cablevision of New York, Inc.	02-41892	1,879,438.51
Adelphia Cablevision of Newport Beach, LLC	02-41947	578,404.99
Adelphia Cablevision of Orange County II, LLC	02-41781	449,901.27
Adelphia Cablevision of Orange County, LLC	02-41946	494,516.45
Adelphia Cablevision of Santa Ana, LLC	02-41831	2,238,788.74
Adelphia Cablevision of Seal Beach, LLC	02-41757	201,562.82
Adelphia Cablevision of Simi Valley, LLC	02-41830	1,592,149.10
Adelphia Cablevision of the Kennebunks, LLC	02-41943	252,837.22
Adelphia Cablevision of West Palm Beach III, LLC	02-41783	104,724.06
Adelphia Cablevision of West Palm Beach IV, LLC	02-41766	1,463,857.42
Adelphia Cablevision of West Palm Beach V, LLC	02-41764	45,765.38
Adelphia Cablevision, LLC	02-41858	39,308,003.57
Adelphia California Cablevision, LLC	02-41942	3,055,384.58
Adelphia Central Pennsylvania, LLC	02-41950	2,440,392.53
Adelphia Cleveland, LLC	02-41793	7,673,970.00
Adelphia Communications Corporation	02-41729	7,752.75
Adelphia Communications International, Inc.	02-41857	250.00
Adelphia Communications of California II, LLC	02-41748	2,321,033.13
Adelphia Communications of California III, LLC	02-41817	1,085,644.80
Adelphia Communications of California, LLC	02-41749	66,409.50

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 2 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Adelphia Company of Western Connecticut	02-41801	1,026,954.31
Adelphia GS Cable, LLC	02-41908	1,946,829.93
Adelphia International II, LLC	02-41856	250.00
Adelphia International III, LLC	02-41855	250.00
Adelphia Mobile Phones, Inc.	02-41852	290.00
Adelphia of the Midwest, Inc.	02-41794	250.00
Adelphia Prestige Cablevision, LLC	02-41795	3,106,958.68
Adelphia Telecommunications of Florida, Inc.	02-41939	16,084.82
Adelphia Telecommunications, Inc.	02-41851	953,287.10
Adelphia Wellsville, LLC	02-41850	250.00
Adelphia Western New York Holdings, LLC	02-41849	500.00
Arahova Communications, Inc.	02-41815	250.00
Arahova Holdings, LLC	02-41893	250.00
Badger Holding Corporation	02-41792	250.00
Better TV Inc. of Bennington	02-41914	178,216.87
Blacksburg/Salem Cablevision, Inc.	02-41759	439,425.20
Brazas Communications, Inc.	02-41804	250.00
Buenavision Telecommunications, Inc.	02-41938	399,014.33
Cable Sentry Corporation	02-41894	435.38
CDA Cable, Inc.	02-41879	181,136.65
Century Advertising, Inc.	02-41731	295.91
Century Alabama Corp	02-41889	96,674.02
Century Australia Communications Corp	02-41738	250.00
Century Berkshire Cable Corp	02-41762	230,195.59
Century Cable Holding Corp	02-41814	1,250.00
Century Cable Holdings, LLC	02-41812	9,097,360.11
Century Cable Management Corporation	02-41887	124,799.36
Century Cablevision Holdings, LLC	02-41936	1,399,055.67

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 3 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Century Carolina Corp	02-41886	383,743.11
Century Colorado Springs Corp	02-41736	93,559.14
Century Colorado Springs Partnership	02-41774	4,582,815.02
Century Communication Corporation	02-12834	1,309,234.74
Century Cullman Corp	02-41888	235,694.43
Century Enterprise Cable Corp	02-41890	203,716.16
Century Exchange, LLC	02-41744	250.00
Century Huntington Company	02-41885	1,507,555.58
Century Indiana Corp	02-41768	250.00
Century Investment Holding Corp	02-41740	250.00
Century Investors, Inc.	02-41733	250.00
Century Island Associates, Inc.	02-41771	29,284.45
Century Island Cable Television Corp	02-41772	250.00
Century Kansas Cable Television Corp	02-41884	151,565.07
Century Lykens Cable Corp	02-41883	129,561.61
Century Mendocino Cable Television, Inc.	02-41780	535,901.88
Century Mississippi Corp	02-41882	227,855.15
Century Mountain Corp	02-41797	80,087.68
Century New Mexico Cable Television Corp.	02-41784	1,400.00
Century Norwich Corp	02-41881	624,193.69
Century Ohio Cable Television Corp	02-41811	416,002.31
Century Oregon Cable Corp	02-41739	250.00
Century Programming, Inc.	02-41732	250.00
Century Shasta Cable Television Corp	02-41880	250.00
Century Southwest Colorado Cable Television Corp	02-41770	250.00
Century Trinidad Cable Television Corp.	02-41790	65,204.76
Century Virginia Corp	02-41796	257,473.86
Century Voice and Data Communications, Inc.	02-41737	250.00
Century Warrick Cable Corp.	02-41763	250.00
Century Washington Cable Television, Inc.	02-41878	250.00
Century Wyoming Cable Television Corp.	02-41789	81,968.16
Century-TCI California Communications, LP	02-41743	526.00
Century-TCI California, LP	02-41741	31,530,406.74
Century-TCI Holdings, LLC	02-41742	250.00
Chelsea Communications, Inc.	02-41923	1,452.75

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 4 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Chelsea Communications, LLC	02-41924	4,608,986.98
Cowlitz Cablevision, Inc.	02-41877	497,132.88
E & E Cable Service, Inc.	02-41785	250.00
Eastern Virginia Cablevision Holdings, LLC	02-41799	250.00
Eastern Virginia Cablevision, LP	02-41800	183,591.04
Empire Sports Network, LP	02-41844	597,270.51
FAE Cable Management Corp	02-41734	250.00
FOP Indiana, LP	02-41816	117,150.47
FrontierVision Access Partners, LLC	02-41819	1,164,757.47
FrontierVision Cable New England, Inc.	02-41822	557,121.02
FrontierVision Capital Corporation	02-41820	250.00
FrontierVision Holdings Capital Corporation	02-41824	250.00
FrontierVision Holdings Capital II Corporation	02-41823	250.00
FrontierVision Holdings, LP	02-41826	586.00
FrontierVision Holdings, LLC	02-41827	250.00
FrontierVision Operating Partners, LLC	02-41825	250.00
FrontierVision Operating Partners, LP	02-41821	19,585,714.68
FrontierVision Partners, LP	02-41828	300.00
Ft. Myers Acquisition Limited Partnership	02-41949	250.00
Global Acquisition Partners, LP	02-41933	828,205.42
Global Cablevision II, LLC	02-41934	273.28
Grafton Cable Company	02-41788	250.00
GS Cable, LLC	02-41907	1,817,639.77
Harron Cablevision of New Hampshire, Inc.	02-41750	1,027,004.28
Imperial Valley Cablevision, Inc.	02-41876	973,864.00
Kalamazoo County Cablevision, Inc.	02-41922	250.00
Key Biscayne Cablevision	02-41898	70,281.95
Kootenai Cable, Inc.	02-41875	663,623.68

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 5 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Lake Champlain Cable Television Corporation	02-41911	172,478.35
Louisa Cablevision, Inc.	02-41760	10,494.07
Maine InternetWorks, Inc.	02-41818	930.05
Martha’s Vineyard Cablevision, LP	02-41805	164,697.37
Mercury Communications, Inc.	02-41840	129,472.31
Mickelson Media of Florida, Inc.	02-41874	219,877.22
Mickelson Media, Inc.	02-41782	103,968.86
Montgomery Cablevision, Inc.	02-41848	250.00
Monument Colorado Cablevision, Inc.	02-41932	109,206.88
Mountain Cable Communications Corporation	02-41916	250.00
Mountain Cable Company, LP	02-41909	2,858,899.42
Multi-Channel TV Cable Company	02-41921	312,442.00
National Cable Acquisition Associates, LP	02-41952	1,512,914.41
Olympus Cable Holdings, LLC	02-41925	1,183,707.58
Olympus Capital Corporation	02-41930	250.00
Olympus Communications, LP	02-41954	28,699.47
Owensboro on the Air, Inc.	02-41777	523.69
Owensboro-Brunswick, Inc.	02-41730	2,562,918.99
Page Time, Inc.	02-41839	123,931.20
Paragon Cable Television, Inc.	02-41778	750.00
Parnassos Communications, LP	02-41846	145,545.21
Parnassos, LP	02-41843	14,571,029.41
Pericles Communications Corporation	02-41919	250.00
Pullman TV Cable Co., Inc.	02-41873	267,842.59
Rentavision of Brunswick, Inc.	02-41872	184,113.42
Richmond Cable Television Corporation	02-41912	60,561.61
Robinson/Plum Cablevision, LP	02-41927	369,196.43
S/T Cable Corporation	02-41791	250.00
Sabres, Inc.	02-41838	250.00

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VI                                                                                        Page 6 of 6

Court Reporting schedules for Cash Disbursements
for the Month Ended August 31, 2002

LEGAL ENTITY	Case Number	Disbursements
Scranton Cablevision, Inc.	02-41761	924,427.92
Southeast Florida Cable, Inc.	02-41900	5,720,222.98
Southwest Colorado Cable Inc.	02-41769	104,017.98
Southwest Virginia Cable, Inc.	02-41833	619,963.79
Star Cable Inc.	02-41787	250.00
Starpoint, Limited Partnership	02-41897	876,449.34
SVHH Cable Acquisition, LP	02-41836	701,967.39
Tele-Media Company of Hopewell-Prince George	02-41798	173,797.36
Tele-Media Company of Tri-States, LP	02-41809	121,335.85
Tele-Media Investment Partnership, LP	02-41951	391,966.54
Telesat Acquisition, LLC	02-41871	1,523,650.52
The Golf Club at Wending Creek Farms, LLC	02-41841	2,353.35
Three Rivers Cable Associates, LP	02-41910	513,387.41
Timotheos Communications, LP	02-41901	250.00
TMC Holdings Corporation	02-41803	500.00
Tri-States, LLC	02-41810	888.75
UCA LLC	02-41834	4,828,072.88
US Tele-Media Investment Company	02-41835	250.00
Valley Video, Inc.	02-41870	84,887.77
Van Buren County Cablevision, Inc.	02-41832	203,886.19
Warrick Indiana, LP	02-41865	124,770.68
Wellsville Cablevision, LLC	02-41806	237,274.71
West Boca Acquisition Limited Partnership	02-41899	696,156.50
Westover TV Cable Co., Inc.	02-41786	270.82
Wilderness Cable Company	02-41869	109,405.16
Young’s Cable TV Corp	02-41915	136,112.83
Yuma Cablevision, Inc.	02-41868	547,122.21

Grand Total		$226,087,947.73

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII                                                                                        Page 1 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term
Property & Inland Marine: All Risk Property Including Antennas, Microwave Dishes, Earth Stations, and Receiving Dishes	Royal Indemnity Company	RHD315165	05/16/00 - 05/16/03

Boiler & Machinery Inspection Contract	C N A	#BM1098496299	05/16/02 - 05/16/03

Difference in Conditions	Essex Insurance Company Underwriters @ Lloyds thru Western Re/Managers	MSP 6409 LLX40298	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Transmission Lines/Business Interruption	United Assurance Co	TD051600	05/16/00 - 05/16/03

Commercial General Liability	Royal Insurance Co.	P2TS465832	05/16/02 - 05/16/03

Commercial Automobile	Royal Insurance Co.	P2TS465831 Liability (all states except Texas) P2TS465834 Texas Liability P2TS465833 Physical Damage	05/16/02 - 05/16/03

Worker’s Compensation	Royal Indemnity Co	P2AO 003261 all states except California & monopolistic states	05/16/02 - 05/16/03

California	State Compensation Insurance Fund	1695463-02	05/16/02 - 05/16/03

ACC Operations Inc (OH)	Ohio Bureau of Workers Compensation	1328524	Ongoing*

Washington State	WA Department of Labor & Industry	083 004 452	10/1/99 - Ongoing*

West Virginia	West Virginia Workers’ Compensation	20104948 101	10/1/99 - Ongoing*

Wyoming	Wyoming Department of Employment	366575	10/1/99 - Ongoing*

ADELPHIA COMMUNICATIONS CORPORATION AND SUBSIDIARIES
(DEBTORS-IN-POSSESSION)
BANKRUPTCY COURT REPORTING SCHEDULES

Schedule VII                                                                                        Page 2 of 2

Court Reporting schedules for Insurance Coverage

Coverage **	Company	Policy No.	Term
Aircraft Policy	United States Aircraft Insurance	360AC338410	11/23/01 - 11/23/02

Umbrella Excess Liability Excess Liability	Liberty Mutual Federal Insurance Co	TH1641004429-012 79808108	05/16/02 - 05/16/03 05/16/02 - 05/16/03

Executive Protection (Kidnap/Ransom & Extortion)	Federal Insurance	81516188	12/19/01 - 12/19/04

International Package	Great Northern Insurance Co.	73223119	05/16/02 - 05/16/03

Employee Dishonesty— ERISA	Hanover Insurance Co	BDR1680832	05/16/00 - 05/16/03

New York Disability	National Benefit Life	89100184825	01/01/02 - Ongoing*

Pollution Liability	Federal Insurance	37251845 37251846	01/01/00 - 01/01/03

Directors & Officers Liability	AEGIS (Associated Electric & Gas Insurance Services Limited)	D0999A1A00	12/31/00 - 12/31/03

Excess Directors & Officers Liability	Federal Insurance Company Greenwich Insurance Company	8181-10-37 ELU 82137-00	12/31/00 - 12/31/03 12/31/00 - 12/31/03

Media Liability	Executive Risk Indemnity Inc.	15118937999	10/28/99 - 10/28/02

Commercial General Liability	Scottsdale Insurance Co.	BCS0002136	09/26/01 - 03/26/03

Builders Risk	Fireman’s Fund Insurance Co.	MXI-97434131	08/9/01 - 08/9/03 (To be cancelled 5/30/02)

* Ongoing means until the policy is cancelled by Adelphia or carrier

** The named insured is Adelphia Communications Corporation et al for all of the coverage except for Employee Dishonesty - ERISA whose named insured is Adelphia Communications Corporation Health Benefit Plan and Adelphia Communications Corporation Savings and Retirement Plan.